SMALLCAP World Fund, Inc.®

Part B
Statement of Additional Information

December 1, 2013

This document is not a prospectus but should be read in conjunction with the current prospectus of SMALLCAP World Fund (the “fund”) dated December 1, 2013. You may obtain a prospectus from your financial advisor, by calling American Funds Service Company® at (800) 421-4225 or by writing to the fund at the following address:

SMALLCAP World Fund, Inc.
Attention: Secretary

333 South Hope Street
Los Angeles, California 90071

Certain privileges and/or services described below may not be available to all shareholders (including shareholders who purchase shares at net asset value through eligible retirement plans) depending on the shareholder’s investment dealer or retirement plan recordkeeper. Please see your financial advisor, investment dealer, plan recordkeeper or employer for more information.

Class A	SMCWX	Class 529-A	CSPAX	Class R-1	RSLAX
Class B	SCWBX	Class 529-B	CSPBX	Class R-2	RSLBX
Class C	SCWCX	Class 529-C	CSPCX	Class R-3	RSLCX
Class F-1	SCWFX	Class 529-E	CSPEX	Class R-4	RSLEX
Class F-2	SMCFX	Class 529-F-1	CSPFX	Class R-5	RSLFX
				Class R-6	RLLGX

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Certain investment limitations and guidelines

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund’s net assets unless otherwise noted. This summary is not intended to reflect all of the fund’s investment limitations.

Equity securities – small capitalization issuers

•	Normally the fund invests at least 80% of its net assets in growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) of companies with small market capitalizations. The investment adviser currently defines “small market capitalization” companies to be companies with market capitalizations of $4.0 billion or less. The investment adviser has periodically re-evaluated and adjusted this definition and may continue to do so in the future. The fund may continue to hold securities of a portfolio company that subsequently appreciates above the small market capitalization threshold. Because of this, the fund may have less than 80% of its net assets in small market capitalization stocks at any given time. Under normal circumstances, the fund will invest a significant portion of its assets outside the United States, including in emerging markets.

Investing outside the U.S.

•	The fund may invest a significant portion of its assets in companies located outside the United States, including companies located in developing countries. (See “Investing in various countries” below for more information.)

Debt securities

•	The fund may invest up to 10% of its assets in straight debt securities rated Baa1 or below and BBB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser, or unrated but determined to be of equivalent quality. The fund currently intends to look to the ratings from Moody’s Investors Service, Standard & Poor’s Corporation and Fitch Ratings. If rating agencies differ, securities will be considered to have received the highest of these ratings, consistent with the fund's investment policies.

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The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

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Description of certain securities and investment techniques

The descriptions below are intended to supplement the material in the prospectus under “Investment objective, strategies and risks.”

Equity securities — Equity securities represent an ownership position in a company. Equity securities held by the fund typically consist of common stocks. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices. Holders of equity securities are not creditors of the issuer. As such, if an issuer liquidates, holders of equity securities are entitled to their pro rata share of the issuer’s assets, if any, after creditors (including the holders of fixed income securities and senior equity securities) are paid.

There may be little trading in the secondary market for particular equity securities, which may adversely affect the fund’s ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

The growth-oriented, equity-type securities generally purchased by the fund may involve large price swings and potential for loss, particularly in the case of smaller capitalization stocks.

Investing in smaller capitalization stocks — Investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. Transaction costs in stocks of smaller capitalization companies may be higher than those of larger capitalization companies. Because the fund emphasizes the stocks of issuers with smaller market capitalizations (by U.S. standards), it can be expected to have more difficulty obtaining information about the issuers or valuing or disposing of its securities than it would if it were to concentrate on more widely held stocks. The fund determines relative market capitalizations using U.S. standards. Accordingly, the fund's investments in certain companies outside the United States may have larger market capitalizations relative to other companies within those countries.

Capital Research and Management Company (the “investment adviser”) believes that the issuers of smaller capitalization stocks often have sales and earnings growth rates that exceed those of larger companies and that such growth rates may in turn be reflected in more rapid share price appreciation. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, limited operating histories, limited markets, and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies.

Investing in private companies — The fund may invest in companies that have not publicly offered their securities. Investing in private companies can involve greater risks than those associated with investing in publicly traded companies. For example, the securities of a private company may be subject to the risk that market conditions, developments within the company, investor perception, or regulatory decisions may delay or prevent the company from ultimately offering its securities to the public. Furthermore, these investments are generally considered to be illiquid until a company’s public offering and are often subject to additional contractual restrictions on resale that would prevent the fund from selling its company shares for a period of time following the public offering.

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Investments in private companies can offer the fund significant growth opportunities at attractive prices. However these investments can pose greater risk, and, consequently, there is no guarantee that positive results can be achieved in the future.

Debt securities — Debt securities, also known as “fixed-income securities,” are used by issuers to borrow money. Bonds, notes, debentures, asset-backed securities (including those backed by mortgages), and loan participations and assignments are common types of debt securities. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and their values accrete over time to face value at maturity. Some debt securities bear interest at rates that are not fixed, but that vary with changes in specified market rates or indices. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall. These fluctuations will generally be greater for longer-term debt securities than for shorter-term debt securities.

Lower rated debt securities, rated Ba1/BB+ or below by Nationally Recognized Statistical Rating Organizations, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities, or they may already be in default. Such securities are sometimes referred to as “junk bonds” or high yield bonds. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities. Investment grade bonds in the ratings categories A or Baa/BBB also may be more susceptible to changes in market or economic conditions than bonds rated in the highest rating categories.

Certain additional risk factors relating to debt securities are discussed below:

Sensitivity to interest rate and economic changes — Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or substantial period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices. Changes in the value of the fund’s portfolio securities will not necessarily affect the income derived from these securities, but may affect the fund’s net asset value.

Payment expectations — Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity and valuation — There may be little trading in the secondary market for particular debt securities, which may affect adversely the fund’s ability to value accurately or dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

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The investment adviser attempts to reduce the risks described above through diversification of the fund’s portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.

Credit ratings for debt securities provided by rating agencies reflect an evaluation of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated. The investment adviser considers these ratings of securities as one of many criteria in making its investment decisions.

Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without giving consideration to the modifier except where otherwise provided. See the Appendix to this statement of additional information for more information about credit ratings.

Securities with equity and debt characteristics — The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt or vice versa. Some types of convertible bonds, preferred stocks or other preferred securities automatically convert into common stocks or other securities at a stated conversion ratio and some may be subject to redemption at the option of the issuer at a predetermined price. These securities ordinarily do not have voting rights and, prior to conversion, may pay a fixed rate of interest or a dividend. They may have preference over common stocks with respect to dividends and any residual assets after payment to creditors should the issuer be dissolved. Because convertible securities have both debt and equity characteristics, their values vary in response to many factors, including the values of the securities into which they are convertible, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.

The prices and yields of nonconvertible preferred securities or preferred stocks generally move with changes in interest rates and the issuer’s credit quality, similar to the factors affecting debt securities. Nonconvertible preferred securities will be treated as debt for fund investment limit purposes.

Investing outside the U.S. — Investing outside the United States may involve additional risks caused by, among other things, currency controls and fluctuating currency values; different accounting, auditing, financial reporting, disclosure, and regulatory and legal standards and practices; changing local, regional and global economic, political and social conditions; expropriation; changes in tax policy; greater market volatility; different securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.

The risks described above may be heightened in connection with investments in emerging markets. Although there is no universally accepted definition, the investment adviser generally considers emerging markets to refer to the securities markets of countries in the earlier stages of their industrialization cycle with a low per capita gross domestic product (“GDP”) and a low market capitalization to GDP ratio relative to those in the United States and the European Union. Historically, emerging markets have been more volatile than the markets of developed countries, reflecting the greater uncertainties of investing in less established markets and economies. In particular, developing countries may have less stable governments, may present the risks of nationalization of businesses, may have restrictions on foreign ownership and prohibitions on the repatriation of assets and may have less protection of property rights than more developed countries. The economies of developing

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countries may be reliant on only a few industries, may be highly vulnerable to changes in local or global trade conditions and may suffer from high and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Additional costs could be incurred in connection with the fund’s investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

In determining the domicile of an issuer, the fund’s investment adviser will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the company’s securities are listed and where the company is legally organized, maintains principal corporate offices and/or conducts its principal operations.

Restricted or illiquid securities — The fund may purchase securities subject to restrictions on resale. Restricted securities may only be sold pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Difficulty in selling such securities may result in a loss to the fund or cause it to incur additional administrative costs.

Securities (including restricted securities) not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund’s board of directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

Currency transactions — The fund may enter into currency transactions to provide for the purchase or sale of a currency needed to purchase a security denominated in that currency (often referred to as a spot or cover transaction). The fund may also enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Although forward contracts entered into by the fund will typically involve the purchase or sale of a currency against the U.S. dollar, the fund also may cross hedge and purchase or sell one currency against another currency (other than the U.S. dollar). The fund has no current intention to cross hedge one currency against another currency (other than the U.S. dollar).

Currency exchange rates generally are determined by forces of supply and demand in the foreign exchange markets and the relative merits of investment in different countries as viewed from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

Generally, the fund will not attempt to protect against all potential changes in exchange rates and the use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities. If the value of the underlying securities declines or the amount of the fund’s commitment increases because of changes in exchange rates, the fund may need to provide additional cash or

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securities to satisfy its commitment under the forward contract. The fund is also subject to the risk that it may be delayed or prevented from obtaining payments owed to it under the forward contract as a result of the insolvency or bankruptcy of the counterparty with which it entered into the forward contract or the failure of the counterparty to comply with the terms of the contract.

While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. Entering into forward currency transactions may change the fund’s exposure to currency exchange rates and could result in losses to the fund if currencies do not perform as expected by the fund’s investment adviser. For example, if the fund’s investment adviser increases the fund’s exposure to a foreign currency using forward contracts and that foreign currency’s value declines, the fund may incur a loss. The fund will segregate liquid assets that will be marked to market daily to meet its forward contract commitments to the extent required by the U.S. Securities and Exchange Commission.

Forward currency transactions also may affect the character and timing of income, gain, or loss recognized by the fund for U.S. tax purposes. The use of forward currency contracts could result in the application of the mark-to-market provisions of the Internal Revenue Code and may cause an increase (or decrease) in the amount of taxable dividends paid by the fund.

Repurchase agreements — The fund may enter into repurchase agreements under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan by the fund that is collateralized by the security purchased. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund’s custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the investment adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the investment adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.

Investment companies — The fund may invest up to 5% of its total assets in shares of any one investment company, but may not acquire more than 3% of the outstanding voting stock of any one investment company. In the aggregate, the fund may invest up to 10% of its total assets in securities issued by investment companies. In addition, all funds managed by the investment adviser may not, in the aggregate, acquire more than 10% of the total outstanding voting stock of any one registered closed-end investment company. If the fund invests in another investment company, it would pay an investment advisory fee in addition to the fee paid to the investment adviser.

Obligations backed by the “full faith and credit” of the U.S. government — U.S. government obligations include the following types of securities:

U.S. Treasury securities — U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of high credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates and in government policy, but, if held to maturity, are expected to be paid in full (either at maturity or thereafter).

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Federal agency securities — The securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include The Federal Financing Bank (FFB), the Government National Mortgage Association (Ginnie Mae), the Veterans Administration (VA), the Federal Housing Administration (FHA), the Export-Import Bank (Exim Bank), the Overseas Private Investment Corporation (OPIC), the Commodity Credit Corporation (CCC) and the Small Business Administration (SBA).

Other federal agency obligations — Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a government charter; some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), Tennessee Valley Authority and Federal Farm Credit Bank System.

On September 7, 2008, Freddie Mac and Fannie Mae were placed into conservatorship by their new regulator, the Federal Housing Finance Agency (“FHFA”). Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both firms. As conservator, the FHFA has the authority to repudiate any contract either firm has entered into prior to FHFA’s appointment as conservator (or receiver should either firm go into default) if the FHFA, in its sole discretion determines that performance of the contract is burdensome and repudiation would promote the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. While the FHFA has indicated that it does not intend to repudiate the guaranty obligations of either entity, doing so could adversely affect holders of their mortgage-backed securities. For example, if a contract were repudiated, the liability for any direct compensatory damages would accrue to the entity’s conservatorship estate and could only be satisfied to the extent the estate had available assets. As a result, if interest payments on Fannie Mae or Freddie Mac mortgage-backed securities held by the fund were reduced because underlying borrowers failed to make payments or such payments were not advanced by a loan servicer, the fund’s only recourse might be against the conservatorship estate, which might not have sufficient assets to offset any shortfalls.

The FHFA, in its capacity as conservator, has the power to transfer or sell any asset or liability of Fannie Mae or Freddie Mac. The FHFA has indicated it has no current intention to do this; however, should it do so a holder of a Fannie Mae or Freddie Mac mortgage-backed security would have to rely on another party for satisfaction of the guaranty obligations and would be exposed to the credit risk of that party.

Certain rights provided to holders of mortgage-backed securities issued by Fannie Mae or Freddie Mac under their operative documents may not be enforceable against FHFA, or enforcement may be delayed during the course of the conservatorship or any future receivership. For example, the operative documents may provide that upon the occurrence of an event of default by Fannie Mae or Freddie Mac, holders of a requisite percentage of the mortgage-backed security may replace the entity as trustee. However, under the Federal Housing Finance Regulatory Reform Act of 2008, holders may not enforce this right if the event of default arises solely because a conservator or receiver has been appointed.

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Cash and cash equivalents — The fund may hold cash or invest in cash equivalents. Cash equivalents include (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits (asset-backed commercial paper)); (b) short-term bank obligations (for example, certificates of deposit, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes; (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations); (d) securities of the U.S. government, its agencies or instrumentalities that mature, or that may be redeemed, in one year or less; and (e) corporate bonds and notes that mature, or that may be redeemed, in one year or less.

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Forward commitment, when issued and delayed delivery transactions — The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund’s aggregate commitments in connection with these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund’s portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations. After a transaction is entered into, the fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, the fund may sell such securities.

The fund may also enter into reverse repurchase agreements and “roll” transactions. A reverse repurchase agreement involves the sale of a security by a fund and its agreement to repurchase the security at a specified time and price. A “roll” transaction involves the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical, securities at a later date. The fund assumes the risk of price and yield fluctuations during the time of the commitment. The fund will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations under “roll” transactions and reverse repurchase agreements with broker-dealers (no collateral is required for reverse repurchase agreements with banks).

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Portfolio turnover — Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund’s objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover may involve correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions. It may also result in the realization of net capital gains, which are taxable when distributed to shareholders, unless the shareholder is exempt from taxation or his or her account is tax-favored.

The fund’s portfolio turnover rates for the fiscal years ended September 30, 2013 and 2012 were 37% and 35%, respectively. The portfolio turnover rate would equal 100% if each security in a fund’s portfolio were replaced once per year. See “Financial highlights” in the prospectus for the fund’s annual portfolio turnover rate for each of the last five fiscal years.

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Fund policies

All percentage limitations in the following fund policies are considered at the time securities are purchased and are based on the fund’s net assets unless otherwise indicated. None of the following policies involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund. In managing the fund, the fund’s investment adviser may apply more restrictive policies than those listed below.

Fundamental policies — The fund has adopted the following policies, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is currently defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as the vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities.

1. Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the U.S. Securities and Exchange Commission (“SEC”), SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the fund may not:

a.	Borrow money;
b.	Issue senior securities;
c.	Underwrite the securities of other issuers;
d.	Purchase or sell real estate or commodities;
e.	Make loans; or
f.	Purchase the securities of any issuer if, as a result of such purchase, the fund’s investments would be concentrated in any particular industry.

2. The fund may not invest in companies for the purpose of exercising control or management.

Nonfundamental policies — The following policy may be changed without shareholder approval:

The fund may not acquire securities of open-end investment companies or unit investment trusts registered under the 1940 Act in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

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Additional information about the fund’s policies — The information below is not part of the fund’s fundamental or nonfundamental policies. This information is intended to provide a summary of what is currently required or permitted by the 1940 Act and the rules and regulations thereunder, or by the interpretive guidance thereof by the SEC or SEC staff, for particular fundamental policies of the fund. Information is also provided regarding the fund’s current intention with respect to certain investment practices permitted by the 1940 Act.

For purposes of fundamental policy 1a, the fund may borrow money in amounts of up to 33-1/3% of its total assets from banks for any purpose. Additionally, the fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).

For purposes of fundamental policy 1b, a senior security does not include any promissory note or evidence of indebtedness if such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Further, to the extent the fund covers its commitments under certain types of agreements and transactions, including reverse repurchase agreements, mortgage-dollar-roll transactions, sale-buybacks, when-issued, delayed-delivery, or forward commitment transactions, and other similar trading practices, by segregating or earmarking liquid assets equal in value to the amount of the fund’s commitment, such agreement or transaction will not be considered a senior security by the fund.

For purposes of fundamental policy 1c, the policy will not apply to the fund to the extent the fund may be deemed an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of fund portfolio securities in the ordinary course of pursuing its investment objectives and strategies.

For purposes of fundamental policy 1e, the fund may not lend more than 33-1/3% of its total assets, provided that this limitation shall not apply to the fund’s purchase of debt obligations.

For purposes of fundamental policy 1f, the fund may not invest more than 25% of its total assets in the securities of issuers in a particular industry. This policy does not apply to investments in securities of the U.S. Government, its agencies or Government Sponsored Enterprises or repurchase agreements with respect thereto.

The fund currently does not intend to engage in securities lending, purchase securities on margin, sell securities short or invest in puts, calls, straddles or spreads or combinations thereof.

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Management of the fund

Board of directors and officers

“Independent” directors1

The fund’s nominating and governance committee and board select independent directors with a view toward constituting a board that, as a body, possesses the qualifications, skills, attributes and experience to appropriately oversee the actions of the fund’s service providers, decide upon matters of general policy and represent the long-term interests of fund shareholders. In doing so, they consider the qualifications, skills, attributes and experience of the current board members, with a view toward maintaining a board that is diverse in viewpoint, experience, education and skills.

The fund seeks independent directors who have high ethical standards and the highest levels of integrity and commitment, who have inquiring and independent minds, mature judgment, good communication skills, and other complementary personal qualifications and skills that enable them to function effectively in the context of the fund’s board and committee structure and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities.

Each independent director has a significant record of accomplishments in governance, business, not-for-profit organizations, government service, academia, law, accounting or other professions. Although no single list could identify all experience upon which the fund’s independent directors draw in connection with their service, the following table summarizes key experience for each independent director. These references to the qualifications, attributes and skills of the directors are pursuant to the disclosure requirements of the SEC, and shall not be deemed to impose any greater responsibility or liability on any director or the board as a whole. Notwithstanding the accomplishments listed below, none of the independent directors is considered an “expert” within the meaning of the federal securities laws with respect to information in the fund’s registration statement.

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Name, age and position with fund (year first elected as a director2)	Principal occupation(s) during the past five years	Number of portfolios overseen by director	Other directorships[3] held by director during the past five years	Other relevant experience
Ronald P. Badie, 70 Director (2010)	Retired	3	Amphenol Corporation; Nautilus, Inc.; Former director of Merisel, Inc. (until 2011); Obagi Medical Products, Inc. (until 2013)	• Service as vice chairman, international and domestic commercial and investment banking firm • Corporate board experience • M.B.A.
Joseph C. Berenato, 67 Chairman of the Board (Independent and Non-Executive) (2000)	Former Chairman and CEO, Ducommun Incorporated (aerospace components manufacturer)	6	Ducommun Incorporated

•   Service as chief financial officer, aerospace components manufacturer

•   Senior corporate management experience, corporate banking

•   Corporate board experience

•   Service as director, Federal Reserve Board of Los Angeles

•   Service on trustee board for educational organization

•   M.B.A., Finance, M.A., English

Louise H. Bryson, 69 Director (2010)	Chair Emerita of the Board of Trustees, J. Paul Getty Trust; former President, Distribution, Lifetime Entertainment Network; former Executive Vice President and General Manager, Lifetime Movie Network	7	None	• Service on advisory and trustee boards for charitable, educational and nonprofit organizations • M.B.A., M.A.T.
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Name, age and position with fund (year first elected as a director2)	Principal occupation(s) during the past five years	Number of portfolios overseen by director	Other directorships[3] held by director during the past five years	Other relevant experience
Robert J. Denison, 72 Director (2010)	Chair, First Security Management (private investment)	6	None

•   Service as chief executive officer of international investment management firm

•   Corporate board experience

•   Service on advisory and trustee boards for charitable, educational and nonprofit organizations

•   Adjunct professor, finance and accounting

•   M.B.A.

Mary Anne Dolan, 66 Director (2008)	Founder and President, MAD Ink (communications company)	10	None	• Senior management and editorial experience with multiple newspaper publishers and news service organizations • Service as director of writers conference
John G. Freund, 60 Director (2000)	Founder and Managing Director, Skyline Ventures (a venture capital investor in health care companies)	3	MAKO Surgical Corporation; XenoPort, Inc.; Tetraphase Pharmaceuticals, Inc. Former director of Hansen Medical, Inc. (until 2010); MAP Pharmaceuticals, Inc. (until 2011)	• Experience in investment banking, and senior management at multiple venture capital firms and a medical device company • Corporate board experience • M.D., M.B.A.
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Name, age and position with fund (year first elected as a director2)	Principal occupation(s) during the past five years	Number of portfolios overseen by director	Other directorships[3] held by director during the past five years	Other relevant experience
Leonade D. Jones, 66 Director (1995)	Retired	10	None

•   Service as treasurer of a diversified media and education company

•   Founder of e-commerce and educational loan exchange businesses

•   Corporate board and investment advisory committee experience

•   Service on advisory and trustee boards for charitable, educational, public and nonprofit organizations

•   J.D., M.B.A.

William H. Kling, [4] 71 Director (1990)	President Emeritus, American Public Media	10	Former director of Irwin Financial Corporation (until 2009)

•   Service as chief executive officer, media and entertainment company

•   Media and technology consultant

•   Corporate board experience

•   Service on advisory and trustee boards for charitable and nonprofit organizations

•   M.S., mass communications

Christopher E. Stone, 57 Director (2007)	President, Open Society Foundations; former Professor of the Practice of Criminal Justice, John F. Kennedy School of Government, Harvard University	6	None	• Service on advisory and trustee boards for charitable, international jurisprudence and nonprofit organizations • J.D., M.Phil, criminology
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“Interested” director(s)5,6

Interested directors have similar qualifications, skills and attributes as the independent directors. Interested directors are senior executive officers of Capital Research and Management Company or its affiliates. This management role with the fund’s service providers also permits them to make a significant contribution to the fund’s board.

Name, age and position with fund (year first elected as a director/officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund	Number of portfolios overseen by director	Other directorships[3] held by director during the past five years
Jonathan Knowles, Ph.D., 52 Vice Chairman of the Board (2000)	Director, Capital Research and Management Company; Senior Vice President – Capital World Investors, Capital Research Company*	1	None
Gregory W. Wendt, 52 President and Director (1992)	Senior Vice President – Capital Research Global Investors, Capital Research Company*	1	None

Other officers6

Name, age and position with fund (year first elected as an officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund
Paul F. Roye, 59 Executive Vice President (2007)	Senior Vice President – Fund Business Management Group, Capital Research and Management Company; Chief Legal Officer, Capital Research and Management Company; Director, American Funds Service Company*
Brady L. Enright, 46 Senior Vice President (2004)	Senior Vice President – Capital World Investors, Capital Research and Management Company
J. Blair Frank, 47 Senior Vice President (1999)	Senior Vice President – Capital Research Global Investors, Capital Research and Management Company
Lawrence Kymisis, 43 Senior Vice President (2008)	Senior Vice President – Capital Research Global Investors, Capital Research Company*
Walter R. Burkley, 47 Vice President (2007)	Senior Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company; Director, Capital Research Company*
Grant L. Cambridge, 51 Vice President (2001)	Senior Vice President – Capital Research Global Investors, Capital Research Company*
Bradford F. Freer, 44 Vice President (2008)	Senior Vice President – Capital World Investors, Capital Research Company*
Patrick F. Quan, 55 Secretary (2010)	Vice President – Fund Business Management Group, Capital Research and Management Company
Jeffrey P. Regal, 42 Treasurer (2010)	Vice President – Fund Business Management Group, Capital Research and Management Company
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Name, age and position with fund (year first elected as an officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund
Julie E. Lawton, 40 Assistant Secretary (2010)	Assistant Vice President – Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 62 Assistant Treasurer (2011)	Vice President – Fund Business Management Group, Capital Research and Management Company
Neal F. Wellons, 42 Assistant Treasurer (2008)	Vice President – Fund Business Management Group, Capital Research and Management Company
*	Company affiliated with Capital Research and Management Company.
[1]	The term “independent” director refers to a director who is not an “interested person” of the fund within the meaning of the 1940 Act.
[2]	Directors and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each director as a director/trustee of a public company or a registered investment company. Unless otherwise noted, all directorships/trusteeships are current.
[4]	Irwin Financial Corporation filed a petition for liquidation under Chapter 7 of the federal Bankruptcy Code on September 21, 2009. This action followed the issuance of consent orders by relevant federal and state banking authorities and the appointment of the Federal Deposit Insurance Corporation as receiver for Irwin Financial Corporation’s two banking subsidiaries.
[5]	“Interested persons” of the fund within the meaning of the 1940 Act, on the basis of their current or former affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the officers listed except Grant L. Cambridge, J. Blair Frank and Lawrence Kymisis are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

The address for all directors and officers of the fund is 333 South Hope Street, 55th Floor, Los Angeles, California 90071, Attention: Secretary.

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Fund shares owned by directors as of December 31, 2012:

Name	Dollar range[1] of fund shares owned	Aggregate dollar range[1] of shares owned in all funds in the American Funds family overseen by director	Dollar range[1,2] of independent directors deferred compensation[3] allocated to fund	Aggregate dollar range[1,2] of independent directors deferred compensation[3] allocated to all funds within American Funds family overseen by director
“Independent” directors
Ronald P. Badie	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Joseph C. Berenato	$50,001 – $100,000	Over $100,000	Over $100,000	Over $100,000
Louise H. Bryson	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Robert J. Denison	$10,001 – $50,000	Over $100,000	N/A	N/A
Mary Anne Dolan	$10,001 – $50,000	Over $100,000	N/A	N/A
John G. Freund	None	None	Over $100,000	Over $100,000
Leonade D. Jones	Over $100,000	Over $100,000	Over $100,000	Over $100,000
William H. Kling	Over $100,000	Over $100,000	N/A	N/A
Christopher E. Stone	$10,001 – $50,000	Over $100,000	N/A	N/A
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Name	Dollar range[1] of fund shares owned	Aggregate dollar range[1] of shares owned in all funds in the American Funds family overseen by director
“Interested” directors
Jonathan Knowles	$10,001 – $50,000	$10,001 – $50,000
Gregory W. Wendt	Over $100,000	Over $100,000
[1]	Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; and Over $100,000. The amounts listed for “interested” directors include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
[2]	N/A indicates that the listed individual, as of December 31, 2012, was not a director of a particular fund, did not allocate deferred compensation to the fund or did not participate in the deferred compensation plan.
[3]	Eligible directors may defer their compensation under a nonqualified deferred compensation plan. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the director.

Director compensation — No compensation is paid by the fund to any officer or director who is a director, officer or employee of the investment adviser or its affiliates. Except for the independent directors listed in the “Board of directors and officers — ‘Independent’ directors” table under the “Management of the fund” section in this statement of additional information, all other officers and directors of the fund are directors, officers or employees of the investment adviser or its affiliates. The boards of funds advised by the investment adviser typically meet either individually or jointly with the boards of one or more other such funds with substantially overlapping board membership (in each case referred to as a “board cluster”). The fund typically pays each independent director an annual fee, which ranges from $13,125 to $28,333, based primarily on the total number of board clusters on which that independent director serves.

In addition, the fund generally pays independent directors attendance and other fees for meetings of the board and its committees. Board and committee chairs receive additional fees for their services.

Independent directors also receive attendance fees for certain special joint meetings and information sessions with directors and trustees of other groupings of funds advised by the investment adviser. The fund and the other funds served by each independent director each pay an equal portion of these attendance fees.

No pension or retirement benefits are accrued as part of fund expenses. Independent directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the independent directors.

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Director compensation earned during the fiscal year ended September 30, 2013:

Name	Aggregate compensation (including voluntarily deferred compensation1) from the fund	Total compensation (including voluntarily deferred compensation1) from all funds managed by Capital Research and Management Company or its affiliates
Ronald P. Badie[2]	$49,499	$156,500
Joseph C. Berenato[2]	57,182	312,750
Louise H. Bryson[2]	37,995	263,688
Robert J. Denison	36,082	214,750
Mary Anne Dolan	31,402	362,125
John G. Freund[2]	40,499	128,167
Leonade D. Jones[2]	38,678	337,125
William H. Kling	38,402	349,125
Christopher E. Stone	37,498	233,750

[1]	Amounts may be deferred by eligible directors under a nonqualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the directors. Compensation shown in this table for the fiscal year ended September 30, 2013 does not include earnings on amounts deferred in previous fiscal years. See footnote 2 to this table for more information.
[2]	Since the deferred compensation plan’s adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the end of the 2013 fiscal year for participating directors is as follows: Ronald P. Badie ($219,634), Joseph C. Berenato ($333,468), Louise H. Bryson ($180,098), John G. Freund ($947,206), and Leonade D. Jones ($497,531). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the directors.

As of November 1, 2013, the officers and directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

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Fund organization and the board of directors — The fund, an open-end, diversified management investment company, was organized as a Maryland corporation on December 18, 1989. Although the board of directors has delegated day-to-day oversight to the investment adviser, all fund operations are supervised by the fund’s board, which meets periodically and performs duties required by applicable state and federal laws.

At a meeting of the fund’s shareholders on November 24, 2009, shareholders approved the reorganization of the fund to a Delaware statutory trust. The reorganization is expected to be completed in 2013 or 2014; however, the fund reserves the right to delay the implementation. A summary comparison of the governing documents and state laws affecting the Delaware statutory trust and the current form of organization of the fund can be found in a joint proxy statement available on the SEC’s website at sec.gov.

Under Maryland law, the business affairs of a fund are managed under the direction of the board of directors, and all powers of the fund are exercised by or under the authority of the board except as reserved to the shareholders by law or the fund’s charter or by-laws. Maryland law requires each director to perform his/her duties as a director, including his/her duties as a member of any board committee on which he/she serves, in good faith, in a manner he/she reasonably believes to be in the best interest of the fund, and with the care that an ordinarily prudent person in a like position would use under similar circumstances.

Independent board members are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

The fund has several different classes of shares. Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the board of directors and set forth in the fund’s rule 18f-3 Plan. Each class’ shareholders have exclusive voting rights with respect to the respective class’ rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that 529 college savings plan account owners invested in Class 529 shares are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund’s Class 529 shares, the Virginia College Savings PlanSM will vote any proxies relating to the fund’s Class 529 shares. In addition, the directors have the authority to establish new series and classes of shares, and to split or combine outstanding shares into a greater or lesser number, without shareholder approval.

The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

The fund’s articles of incorporation and by-laws, as well as separate indemnification agreements with independent directors, provide in effect that, subject to certain conditions, the fund will indemnify its officers and directors against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund. However, directors are not protected from liability by reason of their willful

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misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Removal of directors by shareholders — At any meeting of shareholders, duly called and at which a quorum is present, shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast, remove any director from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. In addition, the directors of the fund will promptly call a meeting of shareholders for the purpose of voting upon the removal of any directors when requested in writing to do so by the record holders of at least 10% of the outstanding shares.

Leadership structure — The board’s chair is currently an independent director who is not an “interested person” of the fund within the meaning of the 1940 Act. The board has determined that an independent chair facilitates oversight and enhances the effectiveness of the board. The independent chair’s duties include, without limitation, generally presiding at meetings of the board, approving board meeting schedules and agendas, leading meetings of the independent directors in executive session, facilitating communication with committee chairs, and serving as the principal independent director contact for fund management and independent counsel to the fund.

Risk oversight — Day-to-day management of the fund, including risk management, is the responsibility of the fund’s contractual service providers, including the fund’s investment adviser, principal underwriter/distributor and transfer agent. Each of these entities is responsible for specific portions of the fund’s operations, including the processes and associated risks relating to the fund’s investments, integrity of cash movements, financial reporting, operations and compliance. The board of directors oversees the service providers’ discharge of their responsibilities, including the processes they use to manage relevant risks. In that regard, the board receives reports regarding the operations of the fund’s service providers, including risks. For example, the board receives reports from investment professionals regarding risks related to the fund’s investments and trading. The board also receives compliance reports from the fund’s and the investment adviser’s chief compliance officers addressing certain areas of risk.

Committees of the fund’s board, as well as joint committees of independent board members of funds managed by Capital Research and Management Company, also explore risk management procedures in particular areas and then report back to the full board. For example, the fund’s audit committee oversees the processes and certain attendant risks relating to financial reporting, valuation of fund assets, and related controls. Similarly, a joint review and advisory committee oversees certain risk controls relating to the fund’s transfer agency services.

Not all risks that may affect the fund can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the fund’s objectives. As a result of the foregoing and other factors, the ability of the fund’s service providers to eliminate or mitigate risks is subject to limitations.

Committees of the board of directors — The fund has an audit committee comprised of Ronald P. Badie, Leonade D. Jones, William H. Kling and Christopher E. Stone, none of whom is an “interested person” of the fund within the meaning of the 1940 Act. The committee provides oversight regarding the fund’s accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund’s principal service providers. The committee acts as a liaison between the fund’s independent registered public accounting firm and the full board of directors. The audit committee held six meetings during the 2013 fiscal year.

The fund has a contracts committee comprised of Ronald P. Badie, Joseph C. Berenato, Louise H. Bryson, Robert J. Denison, Mary Anne Dolan, John G. Freund, Leonade D. Jones, William. H. Kling and

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Christopher E. Stone, none of whom is an “interested person” of the fund within the meaning of the 1940 Act. The committee’s principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser’s affiliates, such as the Investment Advisory and Service Agreement, Principal Underwriting Agreement, Administrative Services Agreement and Plans of Distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full board of directors on these matters. The contracts committee held one meeting during the 2013 fiscal year.

The fund has a nominating and governance committee comprised of Louise H. Bryson, Robert J. Denison, Mary Anne Dolan and John G. Freund, none of whom is an “interested person” of the fund within the meaning of the 1940 Act. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. The committee also evaluates, selects and nominates independent director candidates to the full board of directors. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the fund, addressed to the fund’s secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee. The nominating and governance committee held two meetings during the 2013 fiscal year.

Proxy voting procedures and principles — The fund’s investment adviser, in consultation with the fund’s board, has adopted Proxy Voting Procedures and Principles (the “Principles”) with respect to voting proxies of securities held by the fund, other American Funds and American Funds Insurance Series. The complete text of these principles is available on the American Funds website at americanfunds.com. Proxies are voted by a committee of the appropriate equity investment division of the investment adviser under authority delegated by the funds’ boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal. In addition, the funds’ boards monitor the proxy voting process and generally provide guidance with respect to the Principles through a joint proxy committee of the American Funds.

The investment adviser seeks to vote all U.S. proxies; however, in certain circumstances it may be impracticable or impossible to do so. Proxies for companies outside the U.S. also are voted, provided there is sufficient time and information available. After a proxy statement is received, the investment adviser prepares a summary of the proposals contained in the proxy statement. A discussion of any potential conflicts of interest also is included in the summary. For proxies of securities managed by a particular investment division of the investment adviser, the initial voting recommendation is made by one or more of the division’s investment analysts familiar with the company and industry. A second recommendation is made by a proxy coordinator (an investment analyst or other individual with experience in corporate governance and proxy voting matters) within the appropriate investment division, based on knowledge of these Principles and familiarity with proxy-related issues. The proxy summary and voting recommendations are made available to the appropriate proxy voting committee for a final voting decision.

The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a board member of one or more American Funds is also a board member of a company whose proxy is being voted. In such instances, proxy voting committee members are alerted to the potential conflict. The proxy voting committee may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.

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The Principles, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Principles provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds’ understanding of the company’s business, its management and its relationship with shareholders over time.

Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of each year (a) without charge, upon request by calling American Funds Service Company at (800) 421-4225, (b) on the American Funds website and (c) on the SEC’s website at sec.gov.

The following summary sets forth the general positions of the American Funds, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Principles is available upon request, free of charge, by calling American Funds Service Company or visiting the American Funds website.

Director matters — The election of a company’s slate of nominees for director generally is supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the chairman and CEO positions also may be supported.

Governance provisions — Typically, proposals to declassify a board (elect all directors annually) are supported based on the belief that this increases the directors’ sense of accountability to shareholders. Proposals for cumulative voting generally are supported in order to promote management and board accountability and an opportunity for leadership change. Proposals designed to make director elections more meaningful, either by requiring a majority vote or by requiring any director receiving more withhold votes than affirmative votes to tender his or her resignation, generally are supported.

Shareholder rights — Proposals to repeal an existing poison pill generally are supported. (There may be certain circumstances, however, when a proxy voting committee of a fund or an investment division of the investment adviser believes that a company needs to maintain anti-takeover protection.) Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder’s right to call a special meeting typically are not supported.

Compensation and benefit plans — Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

Routine matters — The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items generally are voted in favor of management’s recommendations unless circumstances indicate otherwise.

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Principal fund shareholders — The following table identifies those investors who own of record, or are known by the fund to own beneficially, 5% or more of any class of its shares as of the opening of business on November 1, 2013. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

Name and address	Ownership	Ownership percentage
Edward D. Jones & Co. Omnibus Account Saint Louis, MO	Record	Class A Class B Class 529-A	16.87% 10.20 6.22
First Clearing, LLC Custody Account Saint Louis, MO	Record	Class A Class B Class C Class F-1	8.54 6.01 9.77 29.31
Pershing, LLC Custody Account Jersey City, NJ	Record	Class A Class B Class C Class F-1 Class F-2 Class R-1	6.53 8.06 7.50 13.74 11.08 7.65
Morgan Stanley & Co., Inc. Omnibus Account Jersey City, NJ	Record	Class C Class F-2	8.24 15.63
Merrill Lynch Omnibus Account Jacksonville, FL	Record	Class C Class F-2	6.47 15.18
Raymond James Omnibus Account St. Petersburg, FL	Record	Class C Class F-1	6.22 9.23
UBS WM USA Omnibus Account Jersey City, NJ	Record	Class F-1	11.50
National Financial Services, LLC Omnibus Account New York, NY	Record	Class F-1 Class F-2	10.42 7.87
Charles Schwab & Co., Inc. Custody Account San Francisco, CA	Record	Class F-1 Class F-2	5.26 7.53
Capital Group Private Client Services Account Irvine, CA	Record	Class F-2	18.76
TD Ameritrade, Inc. FEBO Individual Investors Omaha, NE	Record Beneficial	Class F-2	5.08
Lincoln Life Insurance Company Omnibus Account Fort Wayne, IN	Record	Class R-4	10.92
The Capital Group Companies Retirement Plans Los Angeles, CA	Record Beneficial	Class R-5	25.77
Edward D. Jones & Co. Retirement Plan Norwood, MA	Record Beneficial	Class R-5	11.72
John Hancock Life Insurance Co. USA Omnibus Account Boston, MA	Record	Class R-5	8.41
NFS, LLC FEBO Transamerica Life Insurance Los Angeles, CA	Record Beneficial	Class R-5	6.43
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Name and address	Ownership	Ownership percentage
American Funds 2030 Target Date Retirement Fund Los Angeles, CA	Record	Class R-6	15.60
American Funds 2025 Target Date Retirement Fund Los Angeles, CA	Record	Class R-6	13.43
American Funds Growth Portfolio Irvine, CA	Record	Class R-6	11.56
American Funds 2035 Target Date Retirement Fund Los Angeles, CA	Record	Class R-6	10.88
American Funds 2040 Target Date Retirement Fund Los Angeles, CA	Record	Class R-6	9.64
American Funds 2020 Target Date Retirement Fund Los Angeles, CA	Record	Class R-6	7.03
American Funds 2045 Target Date Retirement Fund Los Angeles, CA	Record	Class R-6	5.49

Unless otherwise noted, references in this statement of additional information to Class F shares, Class R shares or Class 529 shares refer to both F share classes, all R share classes or all 529 share classes, respectively.

Investment adviser — Capital Research and Management Company, the fund’s investment adviser, founded in 1931, maintains research facilities in the United States and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333 South Hope Street, Los Angeles, CA 90071. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. Capital Research and Management Company manages equity assets through three equity investment divisions and fixed-income assets through its fixed-income investment division, Capital Fixed Income Investors. The three equity investment divisions — Capital World Investors, Capital Research Global Investors and Capital International Investors — make investment decisions independently of one another. Portfolio managers in Capital International Investors rely on a research team that also provides investment services to institutional clients and other accounts advised by affiliates of Capital Research and Management Company. The fund is operated by the investment adviser, which has claimed an exclusion from the definition of the term commodity pool operator under the Commodity Exchange Act (the “CEA”) with respect to the fund and, therefore, is not subject to registration or regulation as such under the CEA with respect to the fund.

The investment adviser has adopted policies and procedures that address issues that may arise as a result of an investment professional’s management of the fund and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. The investment adviser believes that its policies and procedures are reasonably designed to address these issues.

Compensation of investment professionals — As described in the prospectus, the investment adviser uses a system of multiple portfolio managers in managing fund assets. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio within their research coverage.

Portfolio managers and investment analysts are paid competitive salaries by Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual’s portfolio results, contributions to the organization and other factors.

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To encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total investment returns to relevant benchmarks over the most recent year, a four-year rolling average and an eight-year rolling average with greater weight placed on the four-year and eight-year rolling averages. For portfolio managers, benchmarks may include measures of the marketplaces in which the fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company makes periodic subjective assessments of analysts’ contributions to the investment process and this is an element of their overall compensation. The investment results of each of the fund’s portfolio managers may be measured against one or more benchmarks, depending on his or her investment focus, such as: Lipper Small Cap Growth Funds Index, Lipper International Small Cap Funds Index, MSCI USA Small Cap Index and MSCI All Country World ex USA Small Cap Index. From time to time, Capital Research and Management Company may adjust or customize these benchmarks to better reflect the universe of comparably managed funds of competitive investment management firms.

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Portfolio manager fund holdings and other managed accounts — As described below, portfolio managers may personally own shares of the fund. In addition, portfolio managers may manage portions of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.

The following table reflects information as of September 30, 2013:

Portfolio manager	Dollar range of fund shares owned[1]	Number of other registered investment companies (RICs) for which portfolio manager is a manager (assets of RICs in billions)[2]		Number of other pooled investment vehicles (PIVs) for which portfolio manager is a manager (assets of PIVs in billions)[3]		Number of other accounts for which portfolio manager is a manager (assets of other accounts in billions)[4]
Jonathan Knowles	$100,001 – $500,000	3	$172.5	None		None
Gregory W. Wendt	Over $1,000,000	None		None		None
Brady L. Enright	$100,001 – $500,000	2	$113.6	None		None
J. Blair Frank	Over $1,000,000	3	$156.8	None		None
Lawrence Kymisis	$100,001 – $500,000	None		None		None
Bradford F. Freer	$100,001 – $500,000	None		None		None
Julian N. Abdey	$100,001 – $500,000	None		None		None
Mark E. Denning	$100,001 – $500,000	5	$231.6	1	$0.12	None
Claudia P. Huntington	Over $1,000,000	4	$72.4	None		None
Harold H. La	$100,001 – $500,000	2	$15.1	None		None
Andraz Razen	$100,001 – $500,000	None		None		None

[1]	Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; $100,001 – $500,000; $500,001 – $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
[2]	Indicates fund(s) where the portfolio manager also has significant responsibilities for the day to day management of the fund(s). Assets noted are the total net assets of the registered investment companies and are not the total assets managed by the individual, which is a substantially lower amount. No fund has an advisory fee that is based on the performance of the fund.
[3]	Represents funds advised or sub-advised by Capital Research and Management Company or its affiliates and sold outside the United States and/or fixed-income assets in institutional accounts managed by investment adviser subsidiaries of Capital Group International, Inc., an affiliate of Capital Research and Management Company. Assets noted are the total net assets of the funds or accounts and are not the total assets managed by the individual, which is a substantially lower amount. No fund or account has an advisory fee that is based on the performance of the fund or account.
[4]	Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio managers and their families are not reflected.
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Investment Advisory and Service Agreement — The Investment Advisory and Service Agreement (the “Agreement”) between the fund and the investment adviser will continue in effect until November 30, 2014, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days’ written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act). In addition, the Agreement provides that the investment adviser may delegate all, or a portion of, its investment management responsibilities to one or more subsidiary advisers approved by the fund’s board, pursuant to an agreement between the investment adviser and such subsidiary. Any such subsidiary adviser will be paid solely by the investment adviser out of its fees.

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the fund’s executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the fund’s offices. The fund pays all expenses not assumed by the investment adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund’s plans of distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to independent directors; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

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As compensation for its services, the investment adviser received a monthly fee that is accrued daily, calculated at the annual rates of:

Net asset level

Rate	In excess of	Up to
0.800%	$ 0	$ 1,000,000,000
0.700	1,000,000,000	2,000,000,000
0.670	2,000,000,000	3,000,000,000
0.650	3,000,000,000	5,000,000,000
0.635	5,000,000,000	8,000,000,000
0.625	8,000,000,000	13,000,000,000
0.615	13,000,000,000	17,000,000,000
0.605	17,000,000,000	21,000,000,000
0.600	21,000,000,000	27,000,000,000
0.595	27,000,000,000

For the fiscal years ended September 30, 2013, 2012 and 2011, the investment adviser received from the fund management fees of $136,894,000, $120,413,000, and $137,472,000, respectively.

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Administrative services — The investment adviser and its affiliates provide certain administrative services for shareholders of the fund’s Class A, C, F, R and 529 shares. Services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders.

These services are provided pursuant to an Administrative Services Agreement (the “Administrative Agreement”) between the fund and the investment adviser relating to the fund’s Class A, C, F, R and 529 shares. The Administrative Agreement will continue in effect until November 30, 2014, unless sooner renewed or terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of the members of the fund’s board who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The fund may terminate the Administrative Agreement at any time by vote of a majority of independent board members. The investment adviser has the right to terminate the Administrative Agreement upon 60 days’ written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

Under the Administrative Agreement, the investment adviser receives an administrative services fee at the annual rate of .01% of the average daily net assets of the fund attributable to Class A shares and .05% of the average daily net assets of the fund attributable to Class C, F, R and 529 shares for administrative services. Administrative services fees are paid monthly and accrued daily.

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During the 2013 fiscal year, administrative services fees were:

Administrative services fee
Class A	$1,463,000
Class C	414,000
Class F-1	355,000
Class F-2	247,000
Class 529-A	386,000
Class 529-B	14,000
Class 529-C	121,000
Class 529-E	21,000
Class 529-F-1	31,000
Class R-1	19,000
Class R-2	340,000
Class R-3	374,000
Class R-4	309,000
Class R-5	234,000
Class R-6	482,000

Principal Underwriter and plans of distribution — American Funds Distributors, Inc. (the “Principal Underwriter”) is the principal underwriter of the fund’s shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 6455 Irvine Center Drive, Irvine, CA 92618; 3500 Wiseman Boulevard, San Antonio, TX 78251; and 12811 North Meridian Street, Carmel, IN 46032.

The Principal Underwriter receives revenues relating to sales of the fund’s shares, as follows:

•	For Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of the balance of the Class A and 529-A sales charge remaining after the allowances by the Principal Underwriter to investment dealers.
•	For Class B and 529-B shares sold prior to April 21, 2009, the Principal Underwriter sold its rights to the .75% distribution-related portion of the 12b-1 fees paid by the fund, as well as any contingent deferred sales charges, to a third party. The Principal Underwriter compensated investment dealers for sales of Class B and 529-B shares out of the proceeds of this sale and kept any amounts remaining after this compensation was paid.
•	For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase.

In addition, the fund reimburses the Principal Underwriter for advancing immediate service fees to qualified dealers and advisors upon the sale of Class C and 529-C shares. The fund also reimburses the Principal Underwriter for service fees (and, in the case of Class 529-E shares, commissions) paid on a quarterly basis to intermediaries, such as qualified dealers or financial advisors, in connection with investments in Class F-1, 529-F-1, 529-E, R-1, R-2, R-3 and R-4 shares.

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Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

	Fiscal year	Commissions, revenue or fees retained	Allowance or compensation to dealers
Class A	2013	$4,154,000	$18,311,000
	2012	2,728,000	12,346,000
	2011	4,205,000	18,928,000
Class C	2013	—	894,000
	2012	154,000	573,000
	2011	120,000	1,060,000
Class 529-A	2013	391,000	1,764,000
	2012	355,000	1,643,000
	2011	472,000	2,140,000
Class 529-C	2013	8,000	229,000
	2012	24,000	210,000
	2011	—	288,000

Plans of distribution — The fund has adopted plans of distribution (the “Plans”) pursuant to rule 12b-1 under the 1940 Act. The Plans permit the fund to expend amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund’s board of directors has approved the category of expenses for which payment is being made.

Each Plan is specific to a particular share class of the fund. As the fund has not adopted a Plan for Class F-2, Class R-5 or Class R-6, no 12b-1 fees are paid from Class F-2, Class R-5 or Class R-6 share assets and the following disclosure is not applicable to these share classes.

Payments under the Plans may be made for service-related and/or distribution-related expenses. Service-related expenses include paying service fees to qualified dealers. Distribution-related expenses include commissions paid to qualified dealers. The amounts actually paid under the Plans for the past fiscal year, expressed as a percentage of the fund’s average daily net assets attributable to the applicable share class, are disclosed in the prospectus under “Fees and expenses of the fund.” Further information regarding the amounts available under each Plan is in the “Plans of Distribution” section of the prospectus.

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Following is a brief description of the Plans:

Class A and 529-A — For Class A and 529-A shares, up to .25% of the fund’s average daily net assets attributable to such shares is reimbursed to the Principal Underwriter for paying service-related expenses, and the balance available under the applicable Plan may be paid to the Principal Underwriter for distribution-related expenses. The fund may annually expend up to .30% for Class A shares and up to .50% for Class 529-A shares under the applicable Plan.

Distribution-related expenses for Class A and 529-A shares include dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge. Commissions on these “no load” purchases (which are described in further detail under the “Sales Charges” section of this statement of additional information) in excess of the Class A and 529-A Plan limitations and not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for 15 months, provided that the reimbursement of such commissions does not cause the fund to exceed the annual expense limit. After 15 months, these commissions are not recoverable.

Class B and 529-B — The Plans for Class B and 529-B shares provide for payments to the Principal Underwriter of up to .25% of the fund’s average daily net assets attributable to such shares for paying service-related expenses and .75% for distribution-related expenses, which include the financing of commissions paid to qualified dealers.

Other share classes (Class C, 529-C, F-1, 529-F-1, 529-E, R-1, R-2, R-3 and R-4) — The Plans for each of the other share classes that have adopted Plans provide for payments to the Principal Underwriter for paying service-related and distribution-related expenses of up to the following amounts of the fund’s average daily net assets attributable to such shares:

Share class	Service related payments[1]	Distribution related payments[1]	Total allowable under the Plans[2]
Class C	0.25%	0.75%	1.00%
Class 529-C	0.25	0.75	1.00
Class F-1	0.25	—	0.50
Class 529-F-1	0.25	—	0.50
Class 529-E	0.25	0.25	0.75
Class R-1	0.25	0.75	1.00
Class R-2	0.25	0.50	1.00
Class R-3	0.25	0.25	0.75
Class R-4	0.25	—	0.50

[1]	Amounts in these columns represent the amounts approved by the board of directors under the applicable Plan.
[2]	The fund may annually expend the amounts set forth in this column under the current Plans with the approval of the board of directors.

During the 2013 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

	12b-1 expenses	12b-1 unpaid liability outstanding
Class A	$34,884,000	$2,967,000
Class B	1,935,000	159,000
Class C	8,246,000	809,000
Class F-1	1,772,000	178,000
Class 529-A	1,615,000	145,000
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	12b-1 expenses	12b-1 unpaid liability outstanding
Class 529-B	264,000	24,000
Class 529-C	2,409,000	269,000
Class 529-E	208,000	21,000
Class 529-F-1	—	—
Class R-1	373,000	42,000
Class R-2	5,042,000	538,000
Class R-3	3,718,000	368,000
Class R-4	1,541,000	154,000

Approval of the Plans — As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full board of directors and separately by a majority of the independent directors of the fund who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. In addition, the selection and nomination of independent directors of the fund are committed to the discretion of the independent directors during the existence of the Plans.

Potential benefits of the Plans to the fund include quality shareholder services, savings to the fund in transfer agency costs, and benefits to the investment process from growth or stability of assets. The Plans may not be amended to materially increase the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly by the board of directors and the Plans must be renewed annually by the board of directors.

A portion of the fund’s 12b-1 expense is paid to financial advisors to compensate them for providing ongoing services. If you have questions regarding your investment in the fund or need assistance with your account, please contact your financial advisor. If you need a financial advisor, please call American Funds Distributors at (800) 421-4120 for assistance.

Fee to Virginia College Savings Plan — With respect to Class 529 shares, as compensation for its oversight and administration, Virginia College Savings Plan receives a quarterly fee accrued daily and calculated at the annual rate of .10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds, .09% on net assets between $30 billion and $60 billion, .08% on net assets between $60 billion and $90 billion, .07% on net assets between $90 billion and $120 billion, and .06% on net assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter.

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Other compensation to dealers — As of July 2013, the top dealers (or their affiliates) that American Funds Distributors anticipates will receive additional compensation (as described in the prospectus) include:

AXA Advisors, LLC

Cadaret, Grant & Co., Inc.

Cambridge Investment Research, Inc.

Cetera Financial Group

Cetera Advisor Networks LLC

Cetera Advisors LLC

Cetera Financial Specialists LLC

Cetera Investment Services LLC

Commonwealth Financial Network

D.A. Davidson & Co.

Edward Jones

H. Beck, Inc.

Hefren-Tillotson, Inc.

HTK / Janney Montgomery Group

Hornor, Townsend & Kent, Inc.

Janney Montgomery Scott LLC

ING Financial Advisers, LLC

J. J. B. Hilliard, W. L. Lyons, LLC

Lincoln Network

Lincoln Financial Advisors Corporation

Lincoln Financial Securities Corporation

LPL Group

LPL Financial LLC

Uvest Investment Services

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Metlife Enterprises

Metlife Securities Inc.

New England Securities

Tower Square Securities, Inc.

Walnut Street Securities, Inc.

MML Investors Services, LLC

Morgan Stanley Smith Barney LLC

NFP Securities, Inc.

Northwestern Mutual Investment Services, LLC

NPH / Jackson National

Invest Financial Corporation

Investment Centers of America, Inc.

National Planning Corporation

SII Investments, Inc.

Park Avenue Securities LLC

PFS Investments Inc.

Raymond James Group

Morgan Keegan & Company, Inc.

Raymond James & Associates, Inc.

Raymond James Financial Services Inc.

RBC Capital Markets Corporation

Robert W. Baird & Co. Incorporated

Stifel, Nicolaus & Company, Incorporated

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The Advisor Group

FSC Securities Corporation

Royal Alliance Associates, Inc.

SagePoint Financial, Inc.

Transamerica Financial Advisors, Inc.

UBS Financial Services Inc.

Wells Fargo Network

First Clearing LLC

Wells Fargo Advisors Financial Network, LLC

Wells Fargo Advisors Investment Services Group

Wells Fargo Advisors Latin American Channel

Wells Fargo Advisors Private Client Group

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Execution of portfolio transactions

The investment adviser places orders with broker-dealers for the fund’s portfolio transactions. Purchases and sales of equity securities on a securities exchange or an over-the-counter market are effected through broker-dealers who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges and may not be subject to negotiation. Equity securities may also be purchased from underwriters at prices that include underwriting fees. Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal with no stated brokerage commission. The price paid to an underwriter for fixed-income securities includes underwriting fees. Prices for fixed-income securities in secondary trades usually include undisclosed compensation to the market-maker reflecting the spread between the bid and ask prices for the securities.

In selecting broker-dealers, the investment adviser strives to obtain “best execution” (the most favorable total price reasonably attainable under the circumstances) for the fund’s portfolio transactions, taking into account a variety of factors. These factors include the size and type of transaction, the nature and character of the markets for the security to be purchased or sold, the cost, quality, likely speed and reliability of the executions, the broker-dealer’s or execution venue’s ability to offer liquidity and anonymity and the potential for minimizing market impact. The investment adviser considers these factors, which involve qualitative judgments, when selecting broker-dealers and execution venues for fund portfolio transactions. The investment adviser views best execution as a process that should be evaluated over time as part of an overall relationship with particular broker-dealer firms. The fund does not consider the investment adviser as having an obligation to obtain the lowest commission rate available for a portfolio transaction to the exclusion of price, service and qualitative considerations.

The investment adviser may execute portfolio transactions with broker-dealers who provide certain brokerage and/or investment research services to it, but only when in the investment adviser’s judgment the broker-dealer is capable of providing best execution for that transaction. The receipt of these services permits the investment adviser to supplement its own research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. Such views and information may be provided in the form of written reports, telephone contacts and meetings with securities analysts. These services may include, among other things, reports and other communications with respect to individual companies, industries, countries and regions, economic, political and legal developments, as well as scheduling meetings with corporate executives and seminars and conferences related to relevant subject matters. The investment adviser considers these services to be supplemental to its own internal research efforts and therefore the receipt of investment research from broker-dealers does not tend to reduce the expenses involved in the investment adviser’s research efforts. If broker-dealers were to discontinue providing such services it is unlikely the investment adviser would attempt to replicate them on its own, in part because they would then no longer provide an independent, supplemental viewpoint. Nonetheless, if it were to attempt to do so, the investment adviser would incur substantial additional costs. Research services that the investment adviser receives from broker-dealers may be used by the investment adviser in servicing the fund and other funds and accounts that it advises; however, not all such services will necessarily benefit the fund.

The investment adviser may pay commissions in excess of what other broker-dealers might have charged, including on an execution-only basis, for certain portfolio transactions in recognition of brokerage and/or investment research services provided by a broker-dealer. In this regard, the investment adviser has adopted a brokerage allocation procedure consistent with the requirements of Section 28(e) of the U.S. Securities Exchange Act of 1934. Section 28(e) permits an investment adviser to cause an account to pay a higher commission to a broker-dealer that provides certain brokerage and/or investment research services to the investment adviser, if the investment adviser makes a good

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faith determination that such commissions are reasonable in relation to the value of the services provided by such broker-dealer to the investment adviser in terms of that particular transaction or the investment adviser’s overall responsibility to the fund and other accounts that it advises. Certain brokerage and/or investment research services may not necessarily benefit all accounts paying commissions to each such broker-dealer; therefore, the investment adviser assesses the reasonableness of commissions in light of the total brokerage and investment research services provided by each particular broker-dealer.

In accordance with its internal brokerage allocation procedure, each equity investment division of the investment adviser periodically assesses the brokerage and investment research services provided by each broker-dealer from which it receives such services. Using its judgment, each equity investment division of the investment adviser provides its trading desks with information regarding the relative value of services provided by particular broker-dealers. Neither the investment adviser nor the fund incurs any obligation to any broker-dealer to pay for research by generating trading commissions. As part of its ongoing relationships with broker-dealers, the investment adviser routinely meets with firms, typically at the firm’s request, to discuss the level and quality of the brokerage and research services provided, as well as the perceived value and cost of such services. In valuing the brokerage and investment research services the investment adviser receives from broker-dealers in connection with its good faith determination of reasonableness, the investment adviser does not attribute a dollar value to such services, but rather takes various factors into consideration, including the quantity, quality and usefulness of the services to the investment adviser.

The investment adviser seeks, on an ongoing basis, to determine what the reasonable levels of commission rates are in the marketplace. The investment adviser takes various considerations into account when evaluating such reasonableness, including, (a) rates quoted by broker-dealers, (b) the size of a particular transaction in terms of the number of shares and dollar amount, (c) the complexity of a particular transaction, (d) the nature and character of the markets on which a particular trade takes place, (e) the ability of a broker-dealer to provide anonymity while executing trades, (f) the ability of a broker-dealer to execute large trades while minimizing market impact, (g) the extent to which a broker-dealer has put its own capital at risk, (h) the level and type of business done with a particular broker-dealer over a period of time, (i) historical commission rates, and (j) commission rates that other institutional investors are paying.

When executing portfolio transactions in the same equity security for the funds and accounts, or portions of funds and accounts, over which the investment adviser, through its equity investment divisions, has investment discretion, each of the investment divisions normally aggregates its respective purchases or sales and executes them as part of the same transaction or series of transactions. When executing portfolio transactions in the same fixed-income security for the fund and the other funds or accounts over which it or one of its affiliated companies has investment discretion, the investment adviser normally aggregates such purchases or sales and executes them as part of the same transaction or series of transactions. The objective of aggregating purchases and sales of a security is to allocate executions in an equitable manner among the funds and other accounts that have concurrently authorized a transaction in such security.

The investment adviser may place orders for the fund’s portfolio transactions with broker-dealers who have sold shares of the funds managed by the investment adviser or its affiliated companies; however, it does not consider whether a broker-dealer has sold shares of the funds managed by the investment adviser or its affiliated companies when placing any such orders for the fund’s portfolio transactions.

Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The cost to the fund of engaging in such contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because such contracts are entered into on a principal basis, their prices usually include undisclosed compensation to the market maker reflecting the spread between the bid and ask prices for the

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contracts. The fund may incur additional fees in connection with the purchase or sale of certain contracts.

Brokerage commissions paid on portfolio transactions for the fiscal years ended September 30, 2013, 2012 and 2011 amounted to $18,470,000, $15,753,000 and $20,981,000, respectively. The volume of trading activity increased during the year, resulting in an increase in brokerage commissions paid on portfolio transactions.

The fund is required to disclose information regarding investments in the securities of its “regular” broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund’s portfolio transactions during the fund’s most recently completed fiscal year; (b) one of the 10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund’s most recently completed fiscal year; or (c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund’s most recently completed fiscal year.

At the end of the fund’s most recently completed fiscal year, the fund did not hold securities of any of its regular broker-dealers.

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Disclosure of portfolio holdings

The fund’s investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund’s board of directors, and compliance will be periodically assessed by the board in connection with reporting from the fund’s Chief Compliance Officer.

Under these policies and procedures, the fund’s complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website no earlier than the 10th day after such calendar quarter. In practice, the publicly disclosed portfolio is typically posted on the American Funds website within 30 days after the end of the calendar quarter. The publicly disclosed portfolio may exclude certain securities when deemed to be in the best interest of the fund as permitted by applicable regulations. In addition, the fund’s list of top 10 equity portfolio holdings measured by percentage of net assets, dated as of the end of each calendar month, is permitted to be posted on the American Funds website no earlier than the 10th day after such month. Such portfolio holdings information may be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the American Funds website.

The fund’s custodian, outside counsel, auditor, financial printers, proxy voting service providers, pricing information vendors, co-litigants (such as in connection with a bankruptcy proceeding related to a fund holding) and certain other third parties described below, each of which requires portfolio holdings information for legitimate business and fund oversight purposes, may receive the information earlier. See the “General information” section in this statement of additional information for further information about the fund’s custodian, outside counsel and auditor.

The fund’s portfolio holdings, dated as of the end of each calendar month, are made available to up to 20 key broker-dealer relationships with research departments to help them evaluate the fund for eligibility on approved lists or in model portfolios. These firms include certain of those listed under the “Other compensation to dealers” section of this statement of additional information and certain broker-dealer firms that offer trading platforms for registered investment advisers. Monthly holdings may be provided to these intermediaries no earlier than the 10th day after the end of the calendar month. In practice, monthly holdings are provided within 30 days after the end of the calendar month. Holdings may also be disclosed more frequently to certain statistical and data collection agencies including Morningstar, Lipper, Inc., Value Line, Vickers Stock Research, Bloomberg, Overlap and Thomson Financial Research.

Affiliated persons of the fund, including officers of the fund and employees of the investment adviser and its affiliates, who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements not to trade in securities based on confidential and proprietary investment information, to maintain the confidentiality of such information, and to pre-clear securities trades and report securities transactions activity, as applicable. For more information on these restrictions and limitations, please see the “Code of ethics” section in this statement of additional information and the Code of Ethics. Third-party service providers of the fund and other entities, as described in this statement of additional information, receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the fund, such persons will be bound by agreements (including confidentiality agreements) fiduciary or other obligations that restrict and limit their use of the information to legitimate business uses only. Neither the fund, its investment adviser or any of their affiliates receive compensation or other consideration in connection with the disclosure of information about portfolio securities.

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Subject to board policies, the authority to disclose a fund’s portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the fund’s investment adviser. In exercising their authority, the committees determine whether disclosure of information about the fund’s portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser’s code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the American Funds website (other than to certain fund service providers and other third parties for legitimate business and fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

The fund’s investment adviser and its affiliates provide investment advice to clients other than the fund that have investment objectives that may be substantially similar to those of the fund. These clients also may have portfolios consisting of holdings substantially similar to those of the fund and generally have access to current portfolio holding information for their accounts. These clients do not owe the fund’s investment adviser or the fund a duty of confidentiality with respect to disclosure of their portfolio holdings.

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Price of shares

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received by the fund or the Transfer Agent provided that your request contains all information and legal documentation necessary to process the transaction. The Transfer Agent may accept written orders for the sale of fund shares on a future date. These orders are subject to the Transfer Agent’s policies, which generally allow shareholders to provide a written request to sell shares at the net asset value on a specified date no more than five business days after receipt of the order by the Transfer Agent. Any request to sell shares on a future date will be rejected if the request is not in writing, if the requested transaction date is more than five business days after the Transfer Agent receives the request or if the request does not contain all information and legal documentation necessary to process the transaction.

The offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer should be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

Orders received by the investment dealer or authorized designee, the Transfer Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day’s closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the New York Stock Exchange is open. If, for example, the New York Stock Exchange closes at 1 p.m. New York time, the fund’s share price would still be determined as of 4 p.m. New York time. In such example, portfolio securities traded on the New York Stock Exchange would be valued at their closing prices unless the investment adviser determines that a fair value adjustment is appropriate due to subsequent events. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year’s Day; Martin Luther King, Jr. Day; Presidents’ Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).

All portfolio securities of funds managed by Capital Research and Management Company (other than American Funds Money Market Fund®) are valued, and the net asset values per share for each share class are determined, as indicated below. The fund follows standard industry practice by typically reflecting changes in its holdings of portfolio securities on the first business day following a portfolio trade.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

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Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. The pricing vendors base bond prices on, among other things, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, underlying equity of the issuer, interest rate volatilities, spreads and other relationships observed in the markets among comparable securities and proprietary pricing models such as yield measures calculated using factors such as cash flows, prepayment information, default rates, delinquency and loss assumptions, financial or collateral characteristics or performance, credit enhancements, liquidation value calculations, specific deal information and other reference data. The fund’s investment adviser performs certain checks on vendor prices prior to calculation of the fund’s net asset value. When the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Assets or liabilities initially expressed in terms of currencies other than U.S. dollars are translated prior to the next determination of the net asset value of the fund’s shares into U.S. dollars at the prevailing market rates.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are valued at fair value as determined in good faith under fair value guidelines adopted by authority of the fund’s board. Subject to board oversight, the fund’s board has delegated the obligation to make fair valuation determinations to a valuation committee established by the fund’s investment adviser. The board receives regular reports describing fair-valued securities and the valuation methods used.

The valuation committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to consider certain relevant principles and factors when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable by the investment adviser, are valued in good faith by the valuation committee based upon what the fund might reasonably expect to receive upon their current sale. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred. The valuation committee considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions. The valuation committee employs additional fair value procedures to address issues related to equity holdings of applicable fund portfolios outside the United States. Securities owned by these funds trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before these

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fund’s net asset values are next determined) which affect the value of portfolio securities, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type could include, for example, earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets).

Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities attributable to particular share classes, such as liabilities for repurchase of fund shares, are deducted from total assets attributable to such share classes.

Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearest cent, is the net asset value per share for that class.

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Taxes and distributions

Disclaimer: Some of the following information may not apply to certain shareholders, including those holding fund shares in a tax-favored account, such as a retirement plan or education savings account. Shareholders should consult their tax advisors about the application of federal, state and local tax law in light of their particular situation.

Taxation as a regulated investment company — The fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income taxes, the fund intends to distribute substantially all of its net investment income and realized net capital gains on a fiscal year basis, and intends to comply with other tests applicable to regulated investment companies under Subchapter M.

The Code includes savings provisions allowing the fund to cure inadvertent failures of certain qualification tests required under Subchapter M. However, should the fund fail to qualify under Subchapter M, the fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to shareholders would be taxed as dividend income to the extent of the fund’s earnings and profits.

Amounts not distributed by the fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. Unless an applicable exception applies, to avoid the tax, the fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses for the twelve month period ending on October 31, and (3) all ordinary income and capital gains for previous years that were not distributed during such years.

Dividends paid by the fund from ordinary income or from an excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income dividends. For corporate shareholders, a portion of the fund’s ordinary income dividends may be eligible for the 70% deduction for dividends received by corporations to the extent the fund’s income consists of dividends paid by U.S. corporations. This deduction does not include dividends received from non-U.S. corporations and dividends on stocks the fund has not held for more than 45 days during the 90-day period beginning 45 days before the stock became ex-dividend (90 and 180 days for certain preferred stock). Corporate shareholders can only apply the lower rate to the qualified portion of a fund’s dividends if they have held the shares in the fund on which the dividends were paid for the applicable 45 day or 90 day holding period surrounding the ex-dividend date of the fund’s dividends.

The fund may declare a capital gain distribution consisting of the excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the fund. For fund fiscal years beginning on or after December 22, 2010, capital losses may be carried forward indefinitely and retain their character as either short-term or long-term. Under prior law, net capital losses could be carried forward for eight tax years and were treated as short-term capital losses. The fund is required to use capital losses arising in fiscal years beginning on or after December 22, 2010 before using capital losses arising in fiscal years prior to December 22, 2010.

The fund may retain a portion of net capital gain for reinvestment and may elect to treat such capital gain as having been distributed to shareholders of the fund. Shareholders may receive a credit for the tax that the fund paid on such undistributed net capital gain and would increase the basis in their

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shares of the fund by the difference between the amount of includible gains and the tax deemed paid by the shareholder.

Distributions of net capital gain that the fund properly designates as a capital gain distribution generally will be taxable as long-term capital gain, regardless of the length of time the shares of the fund have been held by a shareholder. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain distributions (including any undistributed amounts treated as distributed capital gains, as described above) during such six-month period.

Capital gain distributions by the fund result in a reduction in the net asset value of the fund’s shares. Investors should consider the tax implications of buying shares just prior to a capital gain distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

Redemptions and exchanges of fund shares — Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder.

Any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder’s tax basis in the new shares purchased.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced or no sales charge for shares of the fund, or of a different fund acquired before January 31st of the year following the year the shareholder exchanged or otherwise disposed of the original fund shares, the sales charge previously incurred in acquiring the fund’s shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other fund(s).

Tax consequences of investments in non-U.S. securities — Dividend and interest income received by the fund from sources outside the United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the United States, however, may reduce or eliminate these foreign taxes. Some foreign countries impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of the total assets of the fund at the close of the taxable year consists of securities of foreign corporations, the fund may elect to pass through to shareholders the foreign taxes paid by the fund. If such an election is made, shareholders may claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the fund to foreign countries. The application of the foreign tax credit depends upon the particular circumstances of each shareholder.

Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to fluctuations in foreign exchange rates, are generally taxable as ordinary income or loss. These gains or losses may increase or decrease the amount of dividends payable by the fund to shareholders. A fund may elect to treat gain and loss on certain foreign currency contracts as capital gain and loss instead of ordinary income or loss.

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If the fund invests in stock of certain passive foreign investment companies (PFICs), the fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise tax years. Deductions for losses are allowable only to the extent of any previously recognized gains. Both gains and losses will be treated as ordinary income or loss, and the fund is required to distribute any resulting income. If the fund is unable to identify an investment as a PFIC security and thus does not make a timely mark-to-market election, the fund may be subject to adverse tax consequences.

Other tax considerations — After the end of each calendar year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.

For fund shares acquired on or after January 1, 2012, the fund is required to report cost basis information for redemptions, including exchanges, to both shareholders and the IRS.

Shareholders may obtain more information about cost basis online at americanfunds.com/costbasis.

Under the backup withholding provisions of the Code, the fund generally will be required to withhold federal income tax on all payments made to a shareholder if the shareholder either does not furnish the fund with the shareholder’s correct taxpayer identification number or fails to certify that the shareholder is not subject to backup withholding. Backup withholding also applies if the IRS notifies the shareholder or the fund that the taxpayer identification number provided by the shareholder is incorrect or that the shareholder has previously failed to properly report interest or dividend income.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and legal residents and U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to U.S. withholding taxes.

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Unless otherwise noted, all references in the following pages to Class A, B, C or F-1 shares also refer to the corresponding Class 529-A, 529-B, 529-C or 529-F-1 shares. Class 529 shareholders should also refer to the applicable program description for information on policies and services specifically relating to these accounts. Shareholders holding shares through an eligible retirement plan should contact their plan’s administrator or recordkeeper for information regarding purchases, sales and exchanges.

Purchase and exchange of shares

Purchases by individuals — As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial advisor or investment dealer authorized to sell the fund’s shares. You may make investments by any of the following means:

Contacting your financial advisor — Deliver or mail a check to your financial advisor.

By mail — For initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application. Please indicate an investment dealer on the account application. You may make additional investments by filling out the “Account Additions” form at the bottom of a recent transaction confirmation and mailing the form, along with a check made payable to the fund, using the envelope provided with your confirmation.

The amount of time it takes for us to receive regular U.S. postal mail may vary and there is no assurance that we will receive such mail on the day you expect. Mailing addresses for regular U.S. postal mail can be found in the prospectus. To send investments or correspondence to us via overnight mail or courier service, use either of the following addresses:

American Funds

12711 North Meridian Street

Carmel, IN 46032-9181

American Funds

5300 Robin Hood Road

Norfolk, VA 23513-2407

By telephone — Using the American FundsLine. Please see the “Shareholder account services and privileges” section of this statement of additional information for more information regarding this service.

By Internet — Using americanfunds.com. Please see the “Shareholder account services and privileges” section of this statement of additional information for more information regarding this service.

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By wire — If you are making a wire transfer, instruct your bank to wire funds to:

Wells Fargo Bank

ABA Routing No. 121000248

Account No. 4600-076178

Your bank should include the following information when wiring funds:

For credit to the account of:

American Funds Service Company

(fund’s name)

For further credit to:

(shareholder’s fund account number)

(shareholder’s name)

You may contact American Funds Service Company at (800) 421-4225 if you have questions about making wire transfers.

Other purchase information — Class 529 shares may be purchased only through CollegeAmerica by investors establishing qualified higher education savings accounts. Class 529-E shares may be purchased only by investors participating in CollegeAmerica through an eligible employer plan. The American Funds state tax-exempt funds are qualified for sale only in certain jurisdictions, and tax-exempt funds in general should not serve as retirement plan investments. In addition, the fund and the Principal Underwriter reserve the right to reject any purchase order.

Class R-5 and R-6 shares may be made available to certain charitable foundations organized and maintained by The Capital Group Companies, Inc. or its affiliates.

Class R-5 and R-6 shares may also be made available to the Virginia College Savings Plan for use in the Virginia Education Savings Trust and the Virginia Prepaid Education Program and other registered investment companies approved by the fund’s investment adviser or distributor. Class R-6 shares are also available to other post employment benefits plans.

Purchase minimums and maximums — All investments are subject to the purchase minimums and maximums described in the prospectus. As noted in the prospectus, purchase minimums may be waived or reduced in certain cases.

In the case of American Funds non-tax-exempt funds, the initial purchase minimum of $25 may be waived for the following account types:

•	Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts); and
•	Employer-sponsored CollegeAmerica accounts.
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The following account types may be established without meeting the initial purchase minimum:

•	Retirement accounts that are funded with employer contributions; and
•	Accounts that are funded with monies set by court decree.

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:

•	Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or (d) required minimum distribution automatic exchanges; and
•	American Funds Money Market Fund accounts registered in the name of clients of Capital Guardian Trust Company’s Capital Group Private Client Services division.

Certain accounts held on the fund’s books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the fund. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus and this statement of additional information. However, in the case where the entity maintaining these accounts aggregates the accounts’ purchase orders for fund shares, such accounts are not required to meet the fund’s minimum amount for subsequent purchases.

Exchanges — You may only exchange shares into other American Funds within the same share class. However, exchanges from Class A shares of American Funds Money Market Fund may be made to Class C shares of other American Funds for dollar cost averaging purposes. Exchanges are not permitted from Class A shares of American Funds Money Market Fund to Class C shares of American Funds Short-Term Tax-Exempt Bond Fund, Intermediate Bond Fund of America, Limited Term Tax-Exempt Bond Fund of America or Short-Term Bond Fund of America. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds Money Market Fund are subject to applicable sales charges, unless the American Funds Money Market Fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund’s distributor and certain registered investment advisors.

You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial advisor, by using American FundsLine or americanfunds.com, or by telephoning (800) 421-4225 toll-free, or faxing (see “American Funds Service Company service areas” in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see “Shareholder account services and privileges” in this statement of additional information. These transactions have the same tax consequences as ordinary sales and purchases.

Shares held in employer-sponsored retirement plans may be exchanged into other American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see “Price of shares” in this statement of additional information).

Frequent trading of fund shares — As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the fund’s “purchase blocking policy.” Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented if the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase. For purposes of this policy, systematic redemptions include, for

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example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions. Generally, purchases and redemptions will not be considered “systematic” unless the transaction is prescheduled for a specific date.

Other potentially abusive activity — In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds — for example, short-term trading activity in multiple funds. When identified, American Funds Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

Moving between share classes

If you wish to “move” your investment between share classes (within the same fund or between different funds), we generally will process your request as an exchange of the shares you currently hold for shares in the new class or fund. Below is more information about how sales charges are handled for various scenarios.

Exchanging Class B shares for Class A shares — If you exchange Class B shares for Class A shares during the contingent deferred sales charge period you are responsible for paying any applicable deferred sales charges attributable to those Class B shares, but you will not be required to pay a Class A sales charge. If, however, you exchange your Class B shares for Class A shares after the contingent deferred sales charge period, you are responsible for paying any applicable Class A sales charges.

Exchanging Class C shares for Class A shares — If you exchange Class C shares for Class A shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A sales charges.

Exchanging Class C shares for Class F shares — If you are part of a qualified fee-based program and you wish to exchange your Class C shares for Class F shares to be held in the program, you are still responsible for paying any applicable Class C contingent deferred sales charges.

Exchanging Class F shares for Class A shares — You can exchange Class F shares held in a qualified fee-based program for Class A shares without paying an initial Class A sales charge if you are leaving or have left the fee-based program. You can exchange Class F shares received in a conversion from Class C shares for Class A shares at any time without paying an initial Class A sales charge if you notify American Funds Service Company of the conversion when you make your request. If you have already redeemed your Class F shares, the foregoing requirements apply and you must purchase Class A shares within 90 days after redeeming your Class F shares to receive the Class A shares without paying an initial Class A sales charge.

Exchanging Class A shares for Class F shares — If you are part of a qualified fee-based program and you wish to exchange your Class A shares for Class F shares to be held in the program, any Class A sales charges (including contingent deferred sales charges) that you paid or are payable will not be credited back to your account.

Exchanging Class A shares for Class R shares — Provided it is eligible to invest in Class R shares, a retirement plan currently invested in Class A shares may exchange its shares for Class R shares. Any Class A sales charges that the retirement plan previously paid will not be credited back to the plan’s account.

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Exchanging Class F-1 shares for Class F-2 shares — If you are part of a qualified fee-based program that offers Class F-2 shares, you may exchange your Class F-1 shares for Class F-2 shares to be held in the program.

Moving between other share classes — If you desire to move your investment between share classes and the particular scenario is not described in this statement of additional information, please contact American Funds Service Company at (800) 421-4225 for more information.

Non-reportable transactions — Automatic conversions described in the prospectus will be non-reportable for tax purposes. In addition, an exchange of shares from one share class of a fund to another share class of the same fund will be treated as a non-reportable exchange for tax purposes, provided that the exchange request is received in writing by American Funds Service Company and processed as a single transaction. However, a movement between a 529 share class and a non-529 share class of the same fund will be reportable.

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Sales charges

Class A purchases

Purchases by certain 403(b) plans

A 403(b) plan may not invest in Class A or C shares unless such plan was invested in Class A or C shares before January 1, 2009.

Participant accounts of a 403(b) plan that were treated as an individual-type plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an individual-type plan for sales charge purposes. Participant accounts of a 403(b) plan that were treated as an employer-sponsored plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an employer-sponsored plan for sales charge purposes. Participant accounts of a 403(b) plan that is established on or after January 1, 2009, are treated as accounts of an employer-sponsored plan for sales charge purposes.

Purchases by SEP plans and SIMPLE IRA plans

Participant accounts in a Simplified Employee Pension (SEP) plan or a Savings Incentive Match Plan for Employees of Small Employers IRA (SIMPLE IRA) plan will be aggregated together for Class A sales charge purposes if the SEP plan or SIMPLE IRA plan was established after November 15, 2004, by an employer adopting a prototype plan produced by American Funds Distributors, Inc. In the case where the employer adopts any other plan (including, but not limited to, an IRS model agreement), each participant’s account in the plan will be aggregated with the participant’s own personal investments that qualify under the aggregation policy. A SEP plan or SIMPLE IRA plan with a certain method of aggregating participant accounts as of November 15, 2004, may continue with that method so long as the employer has not modified the plan document since that date.

Other purchases

Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund Administration Unit, or by his or her designee, Class A shares of the American Funds stock, stock/bond and bond funds may be sold at net asset value to:

(1)	current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons;
(2)	currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their
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spouses, parents and/or children (these policies are subject to the dealer’s policies and system capabilities);
(3)	currently registered investment advisors (“RIAs”) and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively, “Eligible RIAs”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible RIAs or the spouses, children or parents of the Eligible RIAs are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible RIAs, their spouses, parents and/or children (these policies are subject to the dealer RIA’s policies and system capabilities);
(4)	companies exchanging securities with the fund through a merger, acquisition or exchange offer;
(5)	insurance company separate accounts;
(6)	accounts managed by subsidiaries of The Capital Group Companies, Inc.;
(7)	The Capital Group Companies, Inc. and its affiliated companies;
(8)	an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;
(9)	wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.; and
(10)	full-time employees of banks that have sales agreements with the Principal Underwriter, who are solely dedicated to directly supporting the sale of mutual funds.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

Transfers to CollegeAmerica — A transfer from the Virginia Prepaid Education ProgramSM or the Virginia Education Savings TrustSM to a CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer.

Moving between accounts — Investments in certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include, for example:

•	redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;
•	required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and
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•	death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase fund shares in a different account.

Loan repayments — Repayments on loans taken from a retirement plan or an individual-type retirement account are not subject to sales charges if American Funds Service Company is notified of the repayment.

Dealer commissions and compensation — Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to initial sales charges. These purchases consist of purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund’s IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $4 million, .50% on amounts of at least $4 million but less than $10 million and .25% on amounts of at least $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $4 million (but less than $10 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of .50%.

A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

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Sales charge reductions and waivers

Reducing your Class A sales charge — As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.

Statement of intention — By establishing a statement of intention (the “Statement”), you enter into a nonbinding commitment to purchase shares of the American Funds (excluding American Funds Money Market Fund) over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once, unless the Statement is upgraded as described below.

The Statement period starts on the date on which your first purchase made toward satisfying the Statement is processed. Your accumulated holdings (as described in the paragraph below titled “Rights of accumulation”) eligible to be aggregated as of the day immediately before the start of the Statement period may be credited toward satisfying the Statement.

You may revise the commitment you have made in your Statement upward at any time during the Statement period. If your prior commitment has not been met by the time of the revision, the Statement period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised Statement. If your prior commitment has been met by the time of the revision, your original Statement will be considered met and a new Statement will be established.

The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder’s death.

When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period, the appropriate number of shares held in escrow will be redeemed to pay the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Principal Underwriter for the balance still outstanding.

In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a Statement.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

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Aggregation — Qualifying investments for aggregation include those made by you and your “immediate family” as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

•	individual-type employee benefit plans, such as an IRA, single-participant Keogh-type plan, or a participant account of a 403(b) plan that is treated as an individual-type plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales charges” in this statement of additional information);
•	SEP plans and SIMPLE IRA plans established after November 15, 2004, by an employer adopting any plan document other than a prototype plan produced by American Funds Distributors, Inc.;
•	business accounts solely controlled by you or your immediate family (for example, you own the entire business);
•	trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);
•	endowments or foundations established and controlled by you or your immediate family; or
•	529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

•	for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;
•	made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;
•	for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;
•	for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations;
•	for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales charges” in this statement of additional information), or made for participant accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act; or
•	for a SEP or SIMPLE IRA plan established after November 15, 2004, by an employer adopting a prototype plan produced by American Funds Distributors, Inc.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the

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customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Concurrent purchases — As described in the prospectus, you may reduce your Class A sales charge by combining purchases of all classes of shares in the American Funds, as well as applicable holdings in the American Funds Target Date Retirement Series, American Funds Portfolio Series and American Funds College Target Date Series. Shares of American Funds Money Market Fund purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds Money Market Fund are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

Rights of accumulation — Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the American Funds, as well as applicable holdings in the American Funds Target Date Retirement Series, American Funds Portfolio Series and American Funds College Target Date Series, to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds Money Market Fund are excluded. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) as of the day prior to your American Funds investment or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

The value of all of your holdings in accounts established in calendar year 2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial advisor or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your American Funds investment) of your individual holdings in various American Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

You may not purchase Class C or 529-C shares if such combined holdings cause you to be eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (i.e. at net asset value).

If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and applicable American Legacy accounts.

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CDSC waivers for Class A, B and C shares — As noted in the prospectus, a contingent deferred sales charge (“CDSC”) may be waived for redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an “account” (defined below) annually (the “12% limit”):

•	Required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70½ (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).
•	Redemptions through an automatic withdrawal plan (“AWP”) (see “Automatic withdrawals” under “Shareholder account services and privileges” in this statement of additional information). For each AWP payment, assets that are not subject to a CDSC, such as shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made. Shareholders who establish an AWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

For purposes of this paragraph, “account” means your investment in the applicable class of shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the prospectus. For example, CDSC waivers will not be allowed on redemptions of Class 529-B and 529-C shares due to termination of CollegeAmerica; a determination by the Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or elimination of the fund by the Virginia College Savings Plan as an option for additional investment within CollegeAmerica.

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Selling shares

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service Company directly, any such request must be signed by the registered shareholders. To contact American Funds Service Company via overnight mail or courier service, see “Purchase and exchange of shares.”

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the Financial Industry Regulatory Authority, bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.

If you hold multiple American Funds and a CDSC applies to the shares you are redeeming, the CDSC will be calculated based on the applicable class of shares of the particular fund from which you are making the redemption.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier’s checks) for shares purchased have cleared (which may take up to 10 business days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

You may request that redemption proceeds of $1,000 or more from American Funds Money Market Fund be wired to your bank by writing American Funds Service Company. A signature guarantee is required on all requests to wire funds.

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Shareholder account services and privileges

The following services and privileges are generally available to all shareholders. However, certain services and privileges described in the prospectus and this statement of additional information may not be available for Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.

Automatic investment plan — An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank’s capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.

Automatic reinvestment — Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 share classes will be automatically reinvested.

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option may be automatically converted to having all dividends and other distributions reinvested in additional shares.

Cross-reinvestment of dividends and distributions — For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:

(1) the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund’s minimum initial investment requirement);

(2) if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3) if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

Automatic exchanges — For all share classes, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.

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Automatic withdrawals — Depending on the type of account, for all share classes except R shares, you may automatically withdraw shares from any of the American Funds. You can make automatic withdrawals of $50 or more. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday. You should consult with your advisor or intermediary to determine if your account is eligible for automatic withdrawals.

Withdrawal payments are not to be considered as dividends, yield or income. Generally, automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder’s account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

Redemption proceeds from an automatic withdrawal plan are not eligible for reinvestment without a sales charge.

Account statements — Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals, will be confirmed at least quarterly.

American FundsLine and americanfunds.com — You may check your share balance, the price of your shares or your most recent account transaction; redeem shares (up to $125,000 per American Funds shareholder each day) from nonretirement plan accounts; or exchange shares around the clock with American FundsLine or using americanfunds.com. To use American FundsLine, call (800) 325-3590 from a TouchTone™ telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above and in “Telephone and Internet purchases, redemptions and exchanges” below. You will need your fund number (see the list of the American Funds under the “General information — fund numbers” section in this statement of additional information), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

Generally, all shareholders are automatically eligible to use these services. However, if you are not currently authorized to do so, you may complete an American FundsLink Authorization Form. Once you establish this privilege, you, your financial advisor or any person with your account information may use these services.

Telephone and Internet purchases, redemptions and exchanges — By using the telephone (including American FundsLine) or the Internet (including americanfunds.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for

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losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.

Checkwriting — You may establish check writing privileges for Class A shares (but not Class 529-A shares) of American Funds Money Market Fund upon meeting the fund’s initial purchase minimum of $1,000. This can be done by using an account application. If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your account application.

Redemption of shares — The fund’s articles of incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund’s current registration statement under the 1940 Act, and subject to such further terms and conditions as the board of directors of the fund may from time to time adopt.

While payment of redemptions normally will be in cash, the fund’s articles of incorporation permit payment of the redemption price wholly or partly with portfolio securities or other fund assets under conditions and circumstances determined by the fund’s board of directors. For example, redemptions could be made in this manner if the board determined that making payments wholly in cash over a particular period would be unfair and/or harmful to other fund shareholders.

Share certificates — Shares are credited to your account. The fund does not issue share certificates.

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General information

Custodian of assets — Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund’s portfolio, are held by State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, as custodian. If the fund holds securities of issuers outside the U.S., the custodian may hold these securities pursuant to subcustodial arrangements in banks outside the U.S. or branches of U.S. banks outside the U.S.

Transfer agent services — American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund’s shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, CA 92618. Transfer agent fees are paid according to a fee schedule, based principally on the number of accounts serviced, contained in a Shareholder Services Agreement between the fund and American Funds Service Company.

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.

During the 2013 fiscal year, transfer agent fees, gross of any payments made by American Funds Service Company to third parties, were:

Transfer agent fee
Class A	$30,447,000
Class B	431,000
Class C	1,745,000
Class F-1	751,000
Class F-2	490,000
Class 529-A	1,230,000
Class 529-B	48,000
Class 529-C	414,000
Class 529-E	47,000
Class 529-F-1	98,000
Class R-1	54,000
Class R-2	2,495,000
Class R-3	1,387,000
Class R-4	630,000
Class R-5	231,000
Class R-6	9,000

Independent registered public accounting firm — Deloitte & Touche LLP, 695 Town Center Drive, Costa Mesa, CA 92626, serves as the fund’s independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the SEC. The financial statements included in this statement of additional information from the annual report have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The selection of

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the fund’s independent registered public accounting firm is reviewed and determined annually by the board of directors.

Independent legal counsel — K&L Gates LLP, Four Embarcadero Center, Suite 1200, San Francisco, CA 94111, serves as independent legal counsel (“counsel”) for the fund and for independent directors in their capacities as such. Counsel does not provide legal services to the fund’s investment adviser, but provides an insignificant amount of legal services unrelated to the operations of the fund to an investment adviser affiliate. A determination with respect to the independence of the fund’s counsel will be made at least annually by the independent directors of the fund, as prescribed by the 1940 Act and related rules.

Prospectuses, reports to shareholders and proxy statements — The fund’s fiscal year ends on September 30. Shareholders are provided updated summary prospectuses annually and at least semi-annually with reports showing the fund’s investment portfolio or summary investment portfolio, financial statements and other information. Shareholders may request a copy of the fund’s current prospectus at no cost by calling (800) 421-4225 or by sending an email request to prospectus@americanfunds.com. Shareholders may also access the fund’s current summary prospectus, prospectus, statement of additional information and shareholder reports at americanfunds.com/prospectus. The fund’s annual financial statements are audited by the fund’s independent registered public accounting firm, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of summary prospectuses, shareholder reports and proxy statements. To receive additional copies of a summary prospectus, report or proxy statement, shareholders should contact the Transfer Agent.

Shareholders may also elect to receive updated summary prospectuses, annual reports and semi-annual reports electronically by signing up for electronic delivery on our website, americanfunds.com. Upon electing the electronic delivery of updated summary prospectuses and other reports, a shareholder will no longer automatically receive such documents in paper form by mail. A shareholder who elects electronic delivery is able to cancel this service at any time and return to receiving updated summary prospectuses and other reports in paper form by mail.

Summary prospectuses, prospectuses, annual reports and semi-annual reports that are mailed to shareholders by the American Funds organization are printed with ink containing soy and/or vegetable oil on paper containing recycled fibers.

Codes of ethics — The fund and Capital Research and Management Company and its affiliated companies, including the fund’s Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; disclosure of personal securities transactions; and policies regarding political contributions.

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Determination of net asset value, redemption price and maximum offering price per share for Class A shares — September 30, 2013

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$48.91
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$51.90

Other information — The fund reserves the right to modify the privileges described in this statement of additional information at any time.

The fund’s financial statements, including the investment portfolio and the report of the fund’s independent registered public accounting firm contained in the annual report, are included in this statement of additional information.

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Fund numbers — Here are the fund numbers for use with our automated telephone line, American FundsLine®, or when making share transactions:

	Fund numbers
Fund	Class A	Class B	Class C	Class F-1	Class F-2
Stock and stock/bond funds
AMCAP Fund®	002	202	302	402	602
American Balanced Fund®	011	211	311	411	611
American Funds Global Balanced FundSM	037	237	337	437	637
American Mutual Fund®	003	203	303	403	603
Capital Income Builder®	012	212	312	412	612
Capital World Growth and Income Fund®	033	233	333	433	633
EuroPacific Growth Fund®	016	216	316	416	616
Fundamental Investors®	010	210	310	410	610
The Growth Fund of America®	005	205	305	405	605
The Income Fund of America®	006	206	306	406	606
International Growth and Income FundSM	034	234	334	434	634
The Investment Company of America®	004	204	304	404	604
The New Economy Fund®	014	214	314	414	614
New Perspective Fund®	007	207	307	407	607
New World Fund®	036	236	336	436	636
SMALLCAP World Fund®	035	235	335	435	635
Washington Mutual Investors FundSM	001	201	301	401	601
Bond funds
American Funds Mortgage Fund®	042	242	342	442	642
American Funds Short-Term Tax-Exempt Bond Fund®	039	N/A	N/A	439	639
American Funds Tax-Exempt Fund of New York®	041	241	341	441	641
American High-Income Municipal Bond Fund®	040	240	340	440	640
American High-Income Trust®	021	221	321	421	621
The Bond Fund of America®	008	208	308	408	608
Capital World Bond Fund®	031	231	331	431	631
Intermediate Bond Fund of America®	023	223	323	423	623
Limited Term Tax-Exempt Bond Fund of America®	043	243	343	443	643
Short-Term Bond Fund of America®	048	248	348	448	648
The Tax-Exempt Bond Fund of America®	019	219	319	419	619
The Tax-Exempt Fund of California®	020	220	320	420	620
The Tax-Exempt Fund of Maryland®*	024	224	324	424	624
The Tax-Exempt Fund of Virginia®*	025	225	325	425	625
U.S. Government Securities Fund®	022	222	322	422	622
Money market fund
American Funds Money Market Fund®	059	259	359	459	659

___________

*Qualified for sale only in certain jurisdictions.

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	Fund numbers
Fund	Class 529-A	Class 529-B	Class 529-C	Class 529-E	Class 529-F-1
Stock and stock/bond funds
AMCAP Fund	1002	1202	1302	1502	1402
American Balanced Fund	1011	1211	1311	1511	1411
American Funds Global Balanced Fund	1037	1237	1337	1537	1437
American Mutual Fund	1003	1203	1303	1503	1403
Capital Income Builder	1012	1212	1312	1512	1412
Capital World Growth and Income Fund	1033	1233	1333	1533	1433
EuroPacific Growth Fund	1016	1216	1316	1516	1416
Fundamental Investors	1010	1210	1310	1510	1410
The Growth Fund of America	1005	1205	1305	1505	1405
The Income Fund of America	1006	1206	1306	1506	1406
International Growth and Income Fund	1034	1234	1334	1534	1434
The Investment Company of America	1004	1204	1304	1504	1404
The New Economy Fund	1014	1214	1314	1514	1414
New Perspective Fund	1007	1207	1307	1507	1407
New World Fund	1036	1236	1336	1536	1436
SMALLCAP World Fund	1035	1235	1335	1535	1435
Washington Mutual Investors Fund	1001	1201	1301	1501	1401
Bond funds
American Funds Mortgage Fund	1042	1242	1342	1542	1442
American High-Income Trust	1021	1221	1321	1521	1421
The Bond Fund of America	1008	1208	1308	1508	1408
Capital World Bond Fund	1031	1231	1331	1531	1431
Intermediate Bond Fund of America	1023	1223	1323	1523	1423
Short-Term Bond Fund of America	1048	1248	1348	1548	1448
U.S. Government Securities Fund	1022	1222	1322	1522	1422
Money market fund
American Funds Money Market Fund	1059	1259	1359	1559	1459
SMALLCAP World Fund - Page 70

	Fund numbers
Fund	Class R-1	Class R-2	Class R-3	Class R-4	Class R-5	Class R-6
Stock and stock/bond funds
AMCAP Fund	2102	2202	2302	2402	2502	2602
American Balanced Fund	2111	2211	2311	2411	2511	2611
American Funds Global Balanced Fund	2137	2237	2337	2437	2537	2637
American Mutual Fund	2103	2203	2303	2403	2503	2603
Capital Income Builder	2112	2212	2312	2412	2512	2612
Capital World Growth and Income Fund	2133	2233	2333	2433	2533	2633
EuroPacific Growth Fund	2116	2216	2316	2416	2516	2616
Fundamental Investors	2110	2210	2310	2410	2510	2610
The Growth Fund of America	2105	2205	2305	2405	2505	2605
The Income Fund of America	2106	2206	2306	2406	2506	2606
International Growth and Income Fund	2134	2234	2334	2434	2534	2634
The Investment Company of America	2104	2204	2304	2404	2504	2604
The New Economy Fund	2114	2214	2314	2414	2514	2614
New Perspective Fund	2107	2207	2307	2407	2507	2607
New World Fund	2136	2236	2336	2436	2536	2636
SMALLCAP World Fund	2135	2235	2335	2435	2535	2635
Washington Mutual Investors Fund	2101	2201	2301	2401	2501	2601
Bond funds
American Funds Mortgage Fund	2142	2242	2342	2442	2542	2642
American High-Income Trust	2121	2221	2321	2421	2521	2621
The Bond Fund of America	2108	2208	2308	2408	2508	2608
Capital World Bond Fund	2131	2231	2331	2431	2531	2631
Intermediate Bond Fund of America	2123	2223	2323	2423	2523	2623
Short-Term Bond Fund of America	2148	2248	2348	2448	2548	2648
U.S. Government Securities Fund	2122	2222	2322	2422	2522	2622
Money market fund
American Funds Money Market Fund	2159	2259	2359	2459	2559	2659
SMALLCAP World Fund - Page 71

	Fund numbers
Fund	Class A	Class R-1	Class R-2	Class R-3	Class R-4	Class R-5	Class R-6
American Funds Target Date Retirement Series®
American Funds 2055 Target Date Retirement Fund®	082	2182	2282	2382	2482	2582	2682
American Funds 2050 Target Date Retirement Fund®	069	2169	2269	2369	2469	2569	2669
American Funds 2045 Target Date Retirement Fund®	068	2168	2268	2368	2468	2568	2668
American Funds 2040 Target Date Retirement Fund®	067	2167	2267	2367	2467	2567	2667
American Funds 2035 Target Date Retirement Fund®	066	2166	2266	2366	2466	2566	2666
American Funds 2030 Target Date Retirement Fund®.	065	2165	2265	2365	2465	2565	2665
American Funds 2025 Target Date Retirement Fund®	064	2164	2264	2364	2464	2564	2664
American Funds 2020 Target Date Retirement Fund®	063	2163	2263	2363	2463	2563	2663
American Funds 2015 Target Date Retirement Fund®	062	2162	2262	2362	2462	2562	2662
American Funds 2010 Target Date Retirement Fund®	061	2161	2261	2361	2461	2561	2661

	Fund numbers
Fund	Class 529-A	Class 529-B	Class 529-C	Class 529-E	Class 529-F-1
American Funds College Target Date SeriesSM
American Funds College 2030 FundSM	1094	1294	1394	1594	1494
American Funds College 2027 FundSM	1093	1293	1393	1593	1493
American Funds College 2024 FundSM	1092	1292	1392	1592	1492
American Funds College 2021 FundSM	1091	1291	1391	1591	1491
American Funds College 2018 FundSM	1090	1290	1390	1590	1490
American Funds College 2015 FundSM	1089	1289	1389	1589	1489
American Funds College Enrollment FundSM	1088	1288	1388	1588	1488

SMALLCAP World Fund - Page 72

Fund numbers
Fund	Class A	Class B	Class C	Class F-1	Class F-2
American Funds Portfolio SeriesSM
American Funds Global Growth PortfolioSM	055	255	355	455	655
American Funds Growth PortfolioSM	053	253	353	453	653
American Funds Growth and Income PortfolioSM	051	251	351	451	651
American Funds Balanced PortfolioSM	050	250	350	450	650
American Funds Income PortfolioSM	047	247	347	447	647
American Funds Tax-Advantaged Income PortfolioSM	046	246	346	446	646
American Funds Preservation PortfolioSM	045	245	345	445	645
American Funds Tax-Exempt Preservation PortfolioSM	044	244	344	444	644
Class 529-A	Class 529-B	Class 529-C	Class 529-E	Class 529-F-1
American Funds Global Growth Portfolio	1055	1255	1355	1555	1455
American Funds Growth Portfolio	1053	1253	1353	1553	1453
American Funds Growth and Income Portfolio	1051	1251	1351	1551	1451
American Funds Balanced Portfolio	1050	1250	1350	1550	1450
American Funds Income Portfolio	1047	1247	1347	1547	1447
American Funds Tax-Advantaged Income Portfolio	N/A	N/A	N/A	N/A	N/A
American Funds Preservation Portfolio	1045	1245	1345	1545	1445
American Funds Tax-Exempt Preservation Portfolio	N/A	N/A	N/A	N/A	N/A

Class R-1	Class R-2	Class R-3	Class R-4	Class R-5	Class R-6
American Funds Global Growth Portfolio	2155	2255	2355	2455	2555	2655
American Funds Growth Portfolio	2153	2253	2353	2453	2553	2653
American Funds Growth and Income Portfolio	2151	2251	2351	2451	2551	2651
American Funds Balanced Portfolio	2150	2250	2350	2450	2550	2650
American Funds Income Portfolio	2147	2247	2347	2447	2547	2647
American Funds Tax-Advantaged Income Portfolio	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Preservation Portfolio	2145	2245	2345	2445	2545	2645
American Funds Tax-Exempt Preservation Portfolio	N/A	N/A	N/A	N/A	N/A	N/A

SMALLCAP World Fund - Page 73

Appendix

The following descriptions of debt security ratings are based on information provided by Moody’s Investors Service, Standard & Poor’s Corporation and Fitch Ratings, Inc.

Description of bond ratings

Moody’s
Long-term rating definitions

Aaa
Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SMALLCAP World Fund - Page 74

Standard & Poor’s
Long-term issue credit ratings

AAA
An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated CC is currently highly vulnerable to nonpayment.

SMALLCAP World Fund - Page 75

C
A C rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the C rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D
An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to D upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (–)

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

SMALLCAP World Fund - Page 76

Fitch Ratings, Inc.
Long-term credit ratings

AAA
Highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. AA ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. A ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. BBB ratings indicate that expectations of default risk are low. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.

BB
Speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B
Highly speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC
Substantial credit risk. Default is a real possibility.

CC
Very high levels of credit risk. Default of some kind appears probable.

C
Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a C category rating for an issuer include:

•	The issuer has entered into a grace or cure period following nonpayment of a material financial obligation;
•	The issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or
•	Fitch Ratings otherwise believes a condition of RD or D to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.
SMALLCAP World Fund - Page 77

RD
Restricted default. RD ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding up procedure, and which has not otherwise ceased operating. This would include:

•	The selective payment default on a specific class or currency of debt;
•	The uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
•	The extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or
•	Execution of a distressed debt exchange on one or more material financial obligations.

D
Default. D ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, nonpayment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

Imminent default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, or to categories below B.

SMALLCAP World Fund - Page 78

SMALLCAP World Fund®

Investment portfolio

September 30, 2013

unaudited

Common stocks 91.34%
		Value
Consumer discretionary 21.45%	Shares	(000)

Netflix, Inc.[1]	1,143,723	$353,651
Lions Gate Entertainment Corp.[1,2]	7,381,000	258,704
Domino’s Pizza, Inc.[2]	2,940,000	199,773
Tesla Motors, Inc.[1]	1,006,663	194,709
DSW Inc., Class A	2,246,500	191,671
ASOS PLC[1]	2,174,955	181,016
Paddy Power PLC	1,967,177	157,682
Melco International Development Ltd.	58,168,000	155,997
TOD’S SpA	744,000	139,504
Mr Price Group Ltd.	8,228,383	113,957
Five Below, Inc.[1]	2,584,833	113,086
Melco Crown Entertainment Ltd. (ADR)[1]	3,350,000	106,631
Dollarama Inc.	1,155,000	93,864
Ted Baker PLC[2]	2,882,993	89,472
Chow Sang Sang Holdings International Ltd.	28,609,000	82,995
John Wiley & Sons, Inc., Class A	1,681,683	80,199
Rightmove PLC	2,054,206	78,782
Wendy’s Co.	9,123,000	77,363
Tiffany & Co.	947,000	72,559
Liberty Global PLC, Class A1	495,098	39,286
Liberty Global PLC, Class C1	369,694	27,886
START TODAY Co., Ltd.	2,348,700	66,068
Minth Group Ltd.	32,284,000	64,352
Penske Automotive Group, Inc.	1,502,000	64,180
Inchcape PLC	6,465,600	63,902
L’Occitane International SA	23,640,250	61,723
Domino’s Pizza Enterprises Ltd.[2]	4,752,365	60,473
Tile Shop Holdings, Inc.[1]	2,025,000	59,717
YOOX SpA[1]	1,641,469	56,272
Ocado Group PLC[1]	8,533,708	54,708
Brunello Cucinelli SpA	1,672,530	54,350
SeaWorld Entertainment, Inc.	1,781,700	52,792
William Hill PLC	7,947,800	51,853
Techtronic Industries Co. Ltd.	19,300,000	50,266
Gentex Corp.	1,954,567	50,017
Domino’s Pizza Group PLC	5,289,000	50,004
Jumbo SA1	3,967,140	49,430
Entertainment One Ltd.[1]	13,659,782	48,540
Arcos Dorados Holdings Inc., Class A	3,885,000	46,037
Autoneum Holding AG2	373,780	44,886
Jarden Corp.[1]	862,500	41,745
Jubilant FoodWorks Ltd.[1]	2,220,098	41,003
Group 1 Automotive, Inc.	490,000	38,063
Hyundai Home Shopping Co., Ltd.	256,200	37,667
HUGO BOSS AG	280,231	36,251
Common stocks
		Value
Consumer discretionary (continued)	Shares	(000)

Brinker International, Inc.	890,000	$36,072
Zhongsheng Group Holdings Ltd.	22,854,000	36,008
CTC Media, Inc.	3,376,500	35,487
Ctrip.com International, Ltd. (ADR)[1]	588,300	34,374
Bloomin’ Brands, Inc.[1]	1,400,000	33,054
Coway Co., Ltd.	581,000	32,167
Giordano International Ltd.	35,020,000	31,923
PT Matahari Department Store Tbk[1]	34,388,000	31,180
Valeo SA, non-registered shares	365,000	31,168
Don Quijote Co., Ltd.	496,000	31,033
lululemon athletica inc.[1]	422,800	30,902
Winnebago Industries, Inc.[1]	1,161,516	30,153
Leggett & Platt, Inc.	990,000	29,849
Boyd Gaming Corp.[1]	2,049,000	28,993
Bloomberry Resorts Corp.[1]	122,594,600	28,213
SodaStream International Ltd.[1]	450,000	28,076
TAKKT AG	1,456,778	27,434
Mothercare PLC[1,2]	4,480,000	27,343
Daily Mail and General Trust PLC, Class A, nonvoting	2,210,000	27,263
Navitas Ltd.	4,625,000	26,794
Unibet Group PLC (SDR)	662,500	26,596
Home Inns & Hotels Management Inc. (ADR)[1]	796,000	26,427
CJ Home Shopping Co., Ltd.	76,100	24,805
Ekornes ASA	1,336,625	22,673
Café de Coral Holdings Ltd.	7,238,000	22,444
PT Ace Hardware Indonesia Tbk	369,360,000	22,327
Lennar Corp., Class A	619,000	21,913
Parkson Retail Asia Ltd.	23,182,000	21,158
Murphy USA Inc.[1]	510,000	20,599
Zee Entertainment Enterprises Ltd.	5,385,000	19,655
Headlam Group PLC	2,809,685	17,558
Chipotle Mexican Grill, Inc.[1]	39,890	17,101
Eros International PLC[1]	4,115,000	16,321
China Lodging Group, Ltd. (ADR)[1]	840,000	15,952
Stella International Holdings Ltd.	6,090,500	15,643
Cox and Kings (India) Ltd.[2]	10,592,000	14,990
Cox and Kings (India) Ltd. (GDR)[2,3]	330,000	467
Toll Brothers, Inc.[1]	471,800	15,300
ValueVision Media, Inc., Class A1,2	3,440,761	14,967
Weight Watchers International, Inc.	382,000	14,275
Hankook Tire Co., Ltd.	233,473	13,339
TravelCenters of America LLC[1,2]	1,581,250	12,413
Sotheby’s Holdings, Inc.	250,000	12,283
eLong, Inc. (ADR)[1]	690,000	12,130
Intercontinental Hotels Group PLC	401,966	11,726
CTS Eventim AG	263,000	11,599
HT Media Ltd.	8,179,036	11,464
SHW AG, non-registered shares	230,000	10,021
American Axle & Manufacturing Holdings, Inc.[1]	505,000	9,959
D.R. Horton, Inc.	490,000	9,521
GVC Holdings PLC	1,663,694	9,130
Gourmet Master Co., Ltd.	1,262,000	9,049
zooplus AG, non-registered shares[1]	130,000	8,774
Common stocks
		Value
Consumer discretionary (continued)	Shares	(000)

Mando Corp.	72,600	$ 8,613
China Zenix Auto International Ltd. (ADR)[1]	2,152,000	7,962
POLYTEC Holding AG, non-registered shares	834,369	7,325
Tribhovandas Bhimji Zaveri Ltd.[2]	3,439,332	6,859
Mood Media Corp.[1,2,4]	6,375,000	4,147
Mood Media Corp. (CDI)[1,2,4]	3,710,000	2,413
Golden Eagle Retail Group Ltd.	4,136,000	6,453
Bijou Brigitte modische Accessoires AG	52,000	5,273
Powerland AG, non-registered shares[1,2]	1,200,000	4,886
Talwalkars Better Value Fitness Ltd.[2]	1,694,000	3,340
Alpargatas SA, preferred nominative	449,020	2,891
Ten Alps PLC[1]	3,439,001	61
Five Star Travel Corp.[1,3,4]	96,033	30
CEC Unet PLC[1,2,3]	35,100,775	—
Spot Runner, Inc.[1,3,5]	2,980,544	—
Fontainebleau Resorts LLC, Class A, nonvoting units[1,3,5]	1,900,000	—
		5,243,404

Health care 13.44%

Regeneron Pharmaceuticals, Inc.[1]	1,064,020	332,900
Incyte Corp.[1]	4,445,600	169,600
Synageva BioPharma Corp.[1,2]	2,230,074	141,186
Pharmacyclics, Inc.[1]	894,556	123,824
Molina Healthcare, Inc.[1,2]	3,417,000	121,645
athenahealth, Inc.[1]	950,221	103,156
BioMarin Pharmaceutical Inc.[1]	1,422,500	102,733
Hikma Pharmaceuticals PLC	5,814,153	97,890
Sysmex Corp.	1,470,000	93,618
ArthroCare Corp.[1,2]	2,232,950	79,448
Endo Health Solutions Inc.[1]	1,745,100	79,297
Alnylam Pharmaceuticals, Inc.[1]	1,213,000	77,644
Sirona Dental Systems, Inc.[1]	1,053,000	70,477
Grifols, SA, Class A, non-registered shares	1,234,575	50,690
Grifols, SA, Class B, non-registered shares	463,950	14,232
Myriad Genetics, Inc.[1]	2,758,800	64,832
Centene Corp.[1]	918,500	58,747
Illumina, Inc.[1]	726,600	58,731
Intuitive Surgical, Inc.[1]	155,000	58,322
Algeta ASA[1]	1,460,500	56,348
Exelixis, Inc.[1,2]	9,216,800	53,642
Fisher & Paykel Healthcare Corp. Ltd.	17,602,493	52,924
Emeritus Corp.[1,2]	2,729,700	50,581
Galapagos NV1,2	2,378,928	50,206
Insulet Corp.[1]	1,310,400	47,489
Nihon Kohden Corp.	1,129,600	46,140
MD Medical Group Investments PLC (GDR)[3]	2,498,700	31,209
MD Medical Group Investments PLC (GDR)[3,4]	1,179,100	14,727
GN Store Nord AS	2,137,699	44,979
Carl Zeiss Meditec AG, non-registered shares	1,430,000	42,696
bluebird bio, Inc.[1,2,3,5]	1,179,648	28,623
bluebird bio, Inc.[1,2]	516,000	13,911
VCA Antech, Inc.[1]	1,540,000	42,288
Hologic, Inc.[1]	1,965,000	40,577
Common stocks
		Value
Health care (continued)	Shares	(000)

Orexigen Therapeutics, Inc.[1,2]	6,535,000	$ 40,125
Genomma Lab Internacional, SAB de CV, Series B1	17,303,000	39,498
Teleflex Inc.	460,700	37,906
Cadence Pharmaceuticals, Inc. [1,2]	5,939,969	37,481
Fleury SA, ordinary nominative	4,500,900	37,266
NuVasive, Inc.[1]	1,507,436	36,917
Theravance, Inc.[1]	897,000	36,678
Novadaq Technologies Inc.[1]	2,170,615	35,989
Covance Inc.[1]	400,000	34,584
Virbac SA	160,200	32,509
Tsukui Corp.[2]	2,595,000	31,575
Celesio AG	1,300,000	29,265
PerkinElmer, Inc.	745,000	28,124
Ironwood Pharmaceuticals, Inc., Class A1	1,995,000	23,641
Orthofix International NV1,2	1,116,826	23,297
QIAGEN NV1	968,751	20,884
XenoPort, Inc.[1,2]	3,620,000	20,562
Wright Medical Group, Inc.[1]	770,485	20,094
Nobel Biocare Holding AG1	1,350,000	19,929
Intercept Pharmaceuticals, Inc.[1]	270,000	18,638
HeartWare International, Inc.[1]	250,000	18,303
ChemoCentryx, Inc.[1,2]	3,131,800	17,413
Seattle Genetics, Inc.[1]	372,000	16,305
MEDICA SA	565,000	14,072
JSC Pharmstandard (GDR)[1]	924,610	13,130
Achillion Pharmaceuticals, Inc.[1]	4,130,000	12,473
CONMED Corp.	365,000	12,406
Abaxis, Inc.	262,000	11,030
Idenix Pharmaceuticals, Inc.[1]	1,920,000	10,003
Medivation, Inc.[1]	160,000	9,591
ARIAD Pharmaceuticals, Inc.[1]	520,000	9,568
Tsumura & Co.	315,000	9,223
Krka, dd, Novo mesto	99,787	7,418
Merck Ltd.	299,383	2,736
		3,283,945

Industrials 11.98%

Moog Inc., Class A1,2	2,282,800	133,932
ITT Corp.	3,581,621	128,759
Intertek Group PLC	2,225,000	119,048
MonotaRO Co., Ltd.[2]	3,348,300	97,797
Chart Industries, Inc.[1]	768,400	94,544
US Airways Group, Inc.[1]	4,627,000	87,728
Northgate PLC[2]	10,626,805	73,976
BELIMO Holding AG	28,050	72,114
Oshkosh Corp.[1]	1,340,000	65,633
MTU Aero Engines AG	691,302	64,587
IDEX Corp.	875,000	57,094
MITIE Group PLC	11,709,000	56,090
Polypore International, Inc.[1]	1,360,000	55,719
Waste Connections, Inc.	1,206,000	54,764
Herman Miller, Inc.	1,790,000	52,232
AirAsia Bhd.	66,490,000	52,221
Common stocks
		Value
Industrials (continued)	Shares	(000)

Globaltrans Investment PLC (GDR)	2,028,246	$29,410
Globaltrans Investment PLC (GDR)[4]	1,529,400	22,176
Loomis AB, Class B	2,317,410	51,024
Clean Harbors, Inc.[1]	813,000	47,691
Watsco, Inc.	486,700	45,881
PARK24 Co., Ltd.	2,508,000	44,524
DKSH Holding AG	519,551	44,352
Exponent, Inc.	616,400	44,282
Goodpack Ltd.[2]	30,777,000	42,441
Danieli & C. Officine Meccaniche SpA, nonconvertible shares[1]	2,170,903	42,438
Alliance Global Group, Inc.	77,994,000	42,096
Comfort Systems USA, Inc.[2]	2,476,000	41,621
Landstar System, Inc.	691,000	38,682
KEYW Holding Corp.[1,2]	2,836,400	38,150
Japan Airport Terminal Co. Ltd.	1,581,000	36,495
OSG Corp.	2,003,300	34,952
Mistras Group, Inc.[1,2]	2,052,000	34,884
Harsco Corp.	1,390,994	34,636
Masco Corp.	1,625,000	34,580
Uponor Oyj	1,785,000	33,663
Proto Labs, Inc.[1]	420,452	32,118
Meggitt PLC	3,470,000	30,840
BTS Rail Mass Transit Growth Infrastructure Fund	98,183,700	30,447
Boer Power Holdings Ltd.[2]	39,202,000	29,063
SAI Global Ltd.	6,912,243	28,695
Steelcase Inc., Class A	1,690,000	28,088
TransDigm Group Inc.	190,000	26,353
Harmonic Drive Systems Inc.	1,232,400	25,427
Graco Inc.	340,000	25,180
AIA Engineering Ltd.[2]	4,840,050	24,299
Blount International, Inc.[1]	1,950,500	23,621
Johnson Electric Holdings Ltd.	31,420,000	22,727
Houston Wire & Cable Co.[2]	1,678,900	22,615
Frigoglass SAIC[1,2]	3,052,380	22,588
TrueBlue, Inc.[1]	913,000	21,921
Geberit AG	74,000	19,982
National Express Group PLC	4,727,700	19,616
Luxfer Holdings PLC (ADR)	1,200,000	19,176
Ennis, Inc.	1,050,000	18,942
Flughafen Zürich AG	35,400	18,662
Beacon Roofing Supply, Inc.[1]	500,000	18,435
Société BIC SA	155,500	18,081
SATS Ltd.	6,770,000	17,592
King Slide Works Co., Ltd.	1,999,000	17,477
Concentric AB	1,520,905	16,980
Qantas Airways Ltd.[1]	11,800,000	16,237
Wienerberger AG	868,000	15,242
Regus PLC	5,145,000	15,159
NORMA Group SE, non-registered shares	311,800	15,021
Go-Ahead Group PLC	550,000	14,941
PT AKR Corporindo Tbk	40,759,000	14,079
Singamas Container Holdings Ltd.	56,310,000	13,795
Carborundum Universal Ltd.	7,985,000	13,265
Common stocks
		Value
Industrials (continued)	Shares	(000)

Robert Half International Inc.	337,000	$ 13,153
Cebu Air, Inc.	10,800,000	13,023
ARC Document Solutions, Inc.[1,2]	2,765,764	12,695
Zumtobel AG	765,918	12,330
United Stationers Inc.	272,000	11,832
USG Corp.[1]	397,000	11,346
Mine Safety Appliances Co.	216,000	11,148
Amara Raja Batteries Ltd.	2,173,886	10,098
Andritz AG	170,000	9,994
Teleperformance SA	204,247	9,881
Cummins India Ltd.	1,418,800	9,252
SIA Engineering Co. Ltd.	2,196,000	8,507
Pipavav Defence and Offshore Engineering Co. Ltd.[1]	9,925,000	8,267
Mvelaserve Ltd.[1,2]	9,194,800	8,224
Pfeiffer Vacuum Technology AG, non-registered shares	64,000	7,836
Gujarat Pipavav Port Ltd.[1]	10,180,000	7,504
Global Ports Investments PLC (GDR)	539,000	7,223
China Automation Group Ltd.	27,000,000	5,396
TD Power Systems Ltd.	1,209,982	3,935
Securitas AB, Class B	17,139	196
		2,928,720
Information technology 11.30%

AAC Technologies Holdings Inc.	45,727,000	207,826
Vistaprint NV1,2	1,860,000	105,127
OpenTable, Inc.[1,2]	1,490,000	104,270
Demandware, Inc.[1,2]	2,200,000	101,926
ASM International NV	2,798,000	97,281
Concur Technologies, Inc.[1]	858,869	94,905
National Instruments Corp.	2,960,479	91,568
MercadoLibre, Inc.	575,000	77,573
Anritsu Corp.	4,975,000	63,064
MICROS Systems, Inc.[1]	1,235,000	61,676
Playtech PLC	4,552,421	54,243
Itron, Inc.[1]	1,229,900	52,677
OBIC Co., Ltd.	1,583,300	50,981
Hittite Microwave Corp.[1]	760,950	49,728
AVEVA Group PLC	1,178,495	49,566
Palo Alto Networks, Inc.[1]	1,031,050	47,243
Spectris PLC	1,314,600	46,948
Responsys, Inc.[1,2]	2,815,000	46,447
Liquidity Services, Inc.[1]	1,380,400	46,326
CoStar Group, Inc.[1]	272,000	45,669
Oxford Instruments PLC	2,232,800	45,545
Semiconductor Manufacturing International Corp.[1]	657,550,000	44,086
Dolby Laboratories, Inc., Class A	1,268,400	43,772
Wacom Co., Ltd.	4,547,000	43,437
Finisar Corp.[1]	1,902,000	43,042
Yaskawa Electric Corp.	3,020,000	42,368
Alcatel-Lucent[1]	11,726,125	42,007
ASML Holding NV (New York registered)	408,321	40,326
CDW Corp.[1]	1,760,000	40,181
Kingdee International Software Group Co. Ltd.[1,2]	134,868,000	38,778
Common stocks
		Value
Information technology (continued)	Shares	(000)

SPS Commerce, Inc.[1]	572,000	$ 38,278
International Rectifier Corp.[1]	1,497,734	37,099
Active Network, Inc.[1]	2,570,000	36,777
Power Integrations, Inc.	622,100	33,687
Guidewire Software, Inc.[1]	680,000	32,035
Autodesk, Inc.[1]	705,000	29,025
Global Payments Inc.	561,116	28,662
QIWI PLC, Class B (ADR)	915,000	28,603
Ultimate Software Group, Inc.[1]	193,600	28,537
Neopost SA	375,295	27,330
Trimble Navigation Ltd.[1]	840,000	24,956
Compuware Corp.	2,186,752	24,492
Ellie Mae, Inc.[1]	700,000	22,407
Blackhawk Network Holdings, Inc., Class A1	921,500	22,144
SINA Corp.[1]	270,000	21,916
FireEye, Inc.[1]	517,100	21,475
Splunk Inc.[1]	349,200	20,966
KLA-Tencor Corp.	340,650	20,728
Persistent Systems Ltd.	1,999,379	20,228
Suprema Inc.[1,2]	868,200	19,268
Belden Inc.	300,000	19,215
Hamamatsu Photonics KK	495,000	18,607
Semtech Corp.[1]	620,000	18,594
Immersion Corp.[1]	1,359,900	17,937
Hana Microelectronics PCL	23,935,000	17,676
Halma PLC	1,865,000	17,104
Demand Media, Inc.[1]	2,696,660	17,043
Pandora Media, Inc.[1]	675,000	16,963
SciQuest, Inc.[1]	740,000	16,620
Info Edge (India) Ltd.	3,160,000	16,016
Agilysys, Inc.[1,2]	1,280,591	15,265
Vocus, Inc.[1,2]	1,513,538	14,091
RealPage, Inc.[1]	548,000	12,692
Tangoe, Inc.[1]	500,000	11,930
Kapsch TrafficCom AG, non-registered shares	227,001	11,240
PT Multipolar Tbk	370,740,000	11,205
Monster Worldwide, Inc.[1]	2,226,000	9,839
PChome Online Inc.	1,649,788	9,486
Youku Inc., Class A (ADR)[1]	300,000	8,220
Kingboard Laminates Holdings Ltd.	13,477,281	5,560
NetSuite Inc.[1]	50,000	5,397
Cognex Corp.	161,202	5,055
China High Precision Automation Group Ltd.[2,3]	67,422,000	3,477
WIN Semiconductors Corp.	3,690,000	3,476
Remark Media, Inc.[1]	108,065	407
		2,760,314

Financials 8.93%

Financial Engines, Inc.	2,335,000	138,792
SVB Financial Group[1]	1,355,900	117,109
Ocwen Financial Corp.[1]	1,900,000	105,963
GT Capital Holdings, Inc.	5,852,200	102,151
Onex Corp.	1,855,700	97,465
Common stocks
		Value
Financials (continued)	Shares	(000)

Validus Holdings, Ltd.	2,495,000	$92,265
Tokyo Tatemono Co., Ltd.	7,865,000	71,853
Kotak Mahindra Bank Ltd.	5,540,098	60,007
East West Bancorp, Inc.	1,855,000	59,267
Greenhill & Co., Inc.	1,167,000	58,210
HCC Insurance Holdings, Inc.	1,257,000	55,082
Altisource Portfolio Solutions SA1	392,773	54,992
First Republic Bank	1,141,825	53,243
Home Loan Servicing Solutions, Ltd.	2,299,000	50,601
Sterling Financial Corp.[4]	1,666,668	47,750
Sterling Financial Corp.	24,500	702
Altisource Asset Management Corp.[1]	90,869	47,751
LSL Property Services PLC[2]	5,956,350	44,670
BOK Financial Corp.	680,000	43,078
Security Bank Corp.	14,213,260	42,796
VZ Holding AG	255,548	42,669
Fibra Uno Administración, SA de CV	15,355,891	42,539
Rayonier Inc.[1]	728,400	40,535
Assured Guaranty Ltd.	2,100,000	39,375
Altisource Residential Corp.	1,543,731	35,475
Kemper Corp.	1,000,000	33,600
Talmer Bancorp, Inc., Class A1,3,5	3,068,056	33,135
East West Banking Corp.[1]	52,440,000	32,338
Leucadia National Corp.	1,104,516	30,087
ING Vysya Bank Ltd.	3,220,297	27,558
Primerica, Inc.	650,000	26,221
Banca Generali SpA	1,123,069	25,373
Shriram Transport Finance Co. Ltd.	2,749,484	25,202
Old Republic International Corp.	1,635,000	25,179
Mercury General Corp.	500,000	24,155
Starwood Property Trust, Inc.	980,000	23,491
Tune Ins Holdings Bhd.[1]	36,816,000	23,042
Redwood Trust, Inc.	1,110,000	21,856
Endurance Specialty Holdings Ltd.	400,000	21,488
Capitol Federal Financial, Inc.	1,697,000	21,094
Popular, Inc.[1]	781,229	20,492
GRUH Finance Ltd.	5,450,000	18,647
RenaissanceRe Holdings Ltd.	205,000	18,559
Macquarie Mexican REIT	10,776,000	18,367
K. Wah International Holdings Ltd.	33,275,000	17,933
Brait SE1	4,211,232	17,931
Crédito Real, SAB de CV1	10,961,030	17,493
Home Federal Bancorp, Inc.[2]	1,384,249	17,414
ICG Group, Inc.[1]	1,137,000	16,134
Mahindra Lifespace Developers Ltd.[2]	2,157,380	13,980
CenterState Banks, Inc.	1,375,400	13,314
Manappuram Finance Ltd.[2]	54,930,986	12,723
PT Agung Podomoro Land Tbk	513,736,500	12,422
Bao Viet Holdings	4,137,486	7,329
First Southern Bancorp, Inc. [1,2,3,5]	1,344,915	7,155
Metropolitan Bank & Trust Co.	3,252,015	6,199
Supalai PCL	6,894,900	3,483
ARA Asset Management Ltd.	2,446,620	3,189
Common stocks
		Value
Financials (continued)	Shares	(000)

Siam Future Development PCL	6,602,449	$ 1,224
		2,182,147
Consumer staples 5.43%

Super Group Ltd.[2]	44,597,000	150,724
Puregold Price Club, Inc.[2]	149,636,300	143,313
PZ Cussons PLC	14,102,300	94,494
Raia Drogasil SA, ordinary nominative	8,579,374	70,956
Nu Skin Enterprises, Inc., Class A	687,200	65,793
Emmi AG	208,600	62,164
Glanbia PLC	4,737,600	62,048
Emami Ltd.	7,815,000	60,543
Coca-Cola Icecek AS, Class C	2,240,297	57,115
O’Key Group SA (GDR)	4,234,800	50,394
Hypermarcas SA, ordinary nominative	6,182,300	49,876
Davide Campari-Milano SpA	5,388,500	46,728
Herbalife Ltd.	630,000	43,955
PT Sumber Alfaria Trijaya Tbk	786,367,220	38,707
Green Mountain Coffee Roasters, Inc.[1]	492,000	37,062
Sprouts Farmers Market, Inc.[1]	780,600	34,651
Bizim Toptan Satis Magazalari AS, non-registered shares[2]	2,466,000	31,862
COSMOS Pharmaceutical Corp.	242,200	31,810
Origin Enterprises PLC	3,213,300	29,295
Kernel Holding SA1	1,642,578	25,931
Wumart Stores, Inc., Class H	11,980,000	21,347
Eurocash SA	1,365,000	21,034
Petra Foods Ltd.	6,683,000	18,431
VST Industries Ltd.	715,400	17,157
PriceSmart, Inc.	167,700	15,972
Real Nutriceutical Group Ltd.	39,400,000	10,058
Sundrug Co., Ltd.	194,900	9,716
Tilaknager Industries Ltd.[2]	8,890,000	8,073
Marfrig Alimentos SA, ordinary nominative[1]	2,003,206	5,468
R.E.A. Holdings plc[4]	800,000	4,954
HITEJINRO CO., LTD.	178,039	4,531
Godfrey Phillips India Ltd.	86,075	3,509
		1,327,671

Energy 5.19%

Ophir Energy PLC[1,2]	30,708,378	165,945
InterOil Corp.[1]	2,129,500	151,855
Zhaikmunai LP (GDR)[4]	4,669,500	60,704
Zhaikmunai LP (GDR)	353,650	4,597
Peyto Exploration & Development Corp.	2,084,500	61,601
Keyera Corp.	971,200	55,195
Frank’s International NV	1,814,600	54,311
Bonanza Creek Energy, Inc.[1]	1,095,000	52,845
Pacific Rubiales Energy Corp.	2,651,038	52,349
Gulf Keystone Petroleum Ltd.[1,4]	15,715,000	49,356
Concho Resources Inc.[1]	403,000	43,850
Ultra Petroleum Corp.[1]	2,047,000	42,107
Paramount Resources Ltd.[1]	1,105,000	38,587
Africa Oil Corp.[1]	2,973,292	23,612
Common stocks
		Value
Energy (continued)	Shares	(000)

Africa Oil Corp.[1,5]	1,865,775	$ 14,817
Diamondback Energy, Inc.[1]	900,000	38,376
C&J Energy Services, Inc.[1]	1,849,000	37,128
Core Laboratories NV	213,900	36,194
Oasis Petroleum Inc.[1]	724,000	35,570
Heritage Oil Ltd.[1]	10,628,000	30,626
Comstock Resources, Inc.	1,798,111	28,608
Exillon Energy PLC[1]	7,684,660	25,877
SBM Offshore NV1	842,670	16,695
Tourmaline Oil Corp.[1]	410,000	16,658
Genel Energy PLC[1]	1,067,800	16,232
Bill Barrett Corp.[1]	550,000	13,811
BNK Petroleum Inc.[1,2]	11,543,380	13,672
Amerisur Resources PLC[1]	16,000,000	12,757
Falkland Oil and Gas Ltd.[1,2]	24,225,000	11,079
Lekoil Ltd. (CDI)[1,2,4]	14,070,000	9,709
Tethys Petroleum Ltd.[1]	12,161,000	7,910
Tethys Petroleum Ltd. (GBP denominated)[1]	1,147,487	743
African Petroleum Corp. Ltd.[1]	64,234,727	7,191
Coal of Africa Ltd.[1]	51,458,685	6,998
Kværner ASA	3,320,000	5,471
Semirara Mining Corp.	909,910	5,016
Borders & Southern Petroleum PLC[1]	20,265,000	5,003
Prosafe SE	600,000	4,789
Hunting PLC	350,000	4,519
Range Resources Ltd.[1]	100,000,000	3,327
Petrodorado Energy Ltd.[1,2]	38,400,000	1,491
LNG Energy Ltd.[1,4]	13,000,000	189
		1,267,370
Materials 5.14%

Chr. Hansen Holding A/S	3,426,000	121,303
AptarGroup, Inc.	1,832,591	110,194
Schweitzer-Mauduit International, Inc.[2]	1,742,800	105,492
James Hardie Industries PLC (CDI)	9,733,929	96,983
Yingde Gases Group Co. Ltd.	74,894,250	73,196
OM Group, Inc.[1,2]	1,820,000	61,480
PolyOne Corp.	1,992,000	61,174
Kenmare Resources PLC[1]	109,972,782	50,740
African Minerals Ltd.[1]	11,233,121	40,917
Synthomer PLC	10,400,000	40,088
Silgan Holdings Inc.	838,500	39,409
Boral Ltd.	7,960,000	35,644
CPMC Holdings Ltd.	46,500,000	34,594
Frutarom Industries Ltd.	1,776,332	32,396
Sealed Air Corp.	1,135,000	30,861
FUCHS PETROLUB AG	358,647	25,909
Greatview Aseptic Packaging Co. Ltd.	45,233,000	25,836
Tiangong International Co. Ltd.	96,106,000	25,402
Symrise AG	532,000	23,567
Yip’s Chemical Holdings Ltd.	26,888,000	23,366
Ube Industries, Ltd.	12,412,000	23,360
Stillwater Mining Co.[1]	1,990,000	21,910
Common stocks
		Value
Materials (continued)	Shares	(000)

Valspar Corp.	333,700	$ 21,167
Croda International PLC	470,000	20,201
Arkema SA	180,000	20,053
Gem Diamonds Ltd.[1,2]	7,750,000	18,945
Lonmin PLC[1]	2,910,000	15,042
Mountain Province Diamonds Inc.[1]	2,222,222	11,801
Duluth Metals Ltd.[1,2]	7,699,700	8,821
Sirius Minerals PLC[1]	52,304,735	8,434
United Phosphorus Ltd.	2,950,000	6,825
Cape Lambert Resources Ltd.[1,2]	47,330,825	5,740
J.K. Cement Ltd.	1,788,638	5,358
Siam City Cement PCL	183,400	2,369
Eastern Platinum Ltd.[1]	37,125,000	2,343
China Forestry Holdings Co., Ltd.[1,3]	29,142,000	1,315
Gran Colombia Gold SA1,2	906,700	1,118
Hummingbird Resources PLC[1]	1,650,000	1,082
Mwana Africa PLC[1,4]	45,749,230	1,000
Rusoro Mining Ltd.[1]	21,437,000	624
Vatukoula Gold Mines PLC[1]	3,214,081	407
		1,256,466

Utilities 2.09%

ENN Energy Holdings Ltd.	42,058,296	233,720
Manila Water Co., Inc.[2]	104,200,900	67,608
Infraestructura Energética Nova, SAB de CV1	16,939,800	65,394
APR Energy PLC	3,371,600	53,027
Ratchaburi Electricity Generating Holding PCL	13,308,300	21,273
Ratchaburi Electricity Generating Holding PCL, nonvoting depository receipt	9,186,700	14,685
Energy World Corp. Ltd.[1]	47,700,000	21,582
Greenko Group PLC[1,2]	9,748,155	19,490
Mytrah Energy Ltd.[1,2]	10,418,000	15,095
		511,874

Telecommunication services 1.43%

Telephone and Data Systems, Inc.	2,731,869	80,727
Cogent Communications Group, Inc.	1,765,000	56,921
PT Sarana Menara Nusantara Tbk[1]	150,403,500	36,042
NII Holdings, Inc., Class B1	5,595,000	33,962
Total Access Communication PCL	9,964,000	33,765
Iridium Communications Inc.[1,2]	4,721,812	32,486
T-Mobile US, Inc.	576,650	14,976
tw telecom inc.[1]	500,000	14,933
Hellenic Telecommunications Organization SA1	1,250,000	13,021
Visto Corp.[1,3,5]	3,636,364	12,764
NewSat Ltd.[1]	14,400,563	6,180
NewSat Ltd.[1,4]	12,155,000	5,216
Hutchison Telecommunications Hong Kong Holdings Ltd.	22,200,000	9,617
		350,610

Miscellaneous 4.96%

Other common stocks in initial period of acquisition		1,212,383
Total common stocks (cost: $15,135,101,000)		22,324,904

Warrants 0.00%
		Value
Energy 0.00%	Shares	(000)

Pacific Coal Resources Ltd., warrants, expire 2016[1,3]	1,214,285	$ —
Total warrants (cost: $1,125,000)		—
Convertible securities 0.50%
	Shares or
Consumer discretionary 0.32%	principal amount

Coupons.com Inc., Series B, convertible preferred[1,2,3,5]	8,191,724	77,657
Spot Runner, Inc., Series C, convertible preferred[1,3,5]	1,626,016	—
		77,657

Financials 0.06%

OFG Bancorp, Series C, 8.75% noncumulative convertible preferred[5]	6,000	9,360
First Southern Bancorp, Inc., Series C, convertible preferred[1,2,3,5]	2,299	4,759
		14,119

Health care 0.05%

Ultragenyx Pharmaceutical Inc., Series B, convertible preferred[2,3,5]	2,789,614	12,490

Energy 0.05%

Clean Energy Fuels Corp. 5.25% convertible notes 2018[4]	$10,833,000	11,104

Telecommunication services 0.02%

Iridium Communications Inc., Series A, convertible preferred[2,4]	60,000	5,979
Total convertible securities (cost: $81,559,000)		121,349
Bonds, notes & other debt instruments 0.30%
	Principal amount
U.S. Treasury bonds & notes 0.30%	(000)

U.S. Treasury 0.25% 2014	$ 5,000	5,005
U.S. Treasury 0.25% 2015	19,700	19,698
U.S. Treasury 4.00% 2015[6]	45,500	47,871
Total bonds, notes & other debt instruments (cost: $72,526,000)		72,574

Short-term securities 8.21%

Freddie Mac 0.08%–0.16% due 10/22/2013–5/1/2014	573,800	573,714
Fannie Mae 0.13%–0.16% due 10/1–12/16/2013	160,200	160,196
Bank of Nova Scotia 0.09%–0.18% due 12/4/2013–1/24/2014	146,800	146,724
Nordea Bank AB 0.15%–0.225% due 11/18/2013–1/3/2014[4]	125,500	125,470
Federal Home Loan Bank 0.05%–0.13% due 10/4/2013–3/21/2014	117,600	117,591
Toronto-Dominion Holdings USA Inc. 0.12%–0.23% due 10/24/2013–2/24/2014[4]	101,700	101,679
Sumitomo Mitsui Banking Corp. 0.15%–0.215% due 10/23–12/5/2013[4]	97,500	97,485
Victory Receivables Corp. 0.16%–0.17% due 10/1–10/16/2013[4]	64,700	64,698
Mitsubishi UFJ Trust and Banking Corp. 0.14% due 10/9/2013[4]	11,900	11,900
International Bank for Reconstruction and Development 0.08%–0.12% due 10/4–10/15/2013	72,900	72,898
Thunder Bay Funding, LLC 0.20%–0.22% due 11/15–11/25/2013[4]	68,695	68,675
BHP Billiton Finance (USA) Limited 0.11% due 11/19–11/21/2013[4]	56,100	56,085
KfW 0.165% due 11/8/2013[4]	50,000	49,994

	Principal amount	Value
Short-term securities	(000)	(000)

Toyota Credit Canada Inc. 0.14%–0.17% due 10/8–10/28/2013	$43,000	$ 42,998
BNZ International Funding Ltd. 0.205% due 10/11/2013[4]	42,000	41,998
American Honda Finance Corp. 0.11% due 11/6/2013	41,200	41,193
Federal Farm Credit Banks 0.15% due 11/21/2013	39,900	39,899
Commonwealth Bank of Australia 0.22% due 10/29/2013[4]	30,200	30,197
Coca-Cola Co. 0.12% due 10/4/2013[4]	30,000	30,000
Electricité de France 0.17% due 10/16/2013[4]	25,400	25,398
Québec (Province of) 0.12% due 11/26/2013[4]	25,000	24,992
Svenska Handelsbanken Inc. 0.18% due 11/20/2013[4]	24,800	24,794
Private Export Funding Corp. 0.23% due 11/5/2013[4]	23,000	22,997
Chariot Funding, LLC 0.24% due 12/11/2013[4]	20,000	19,996
Wal-Mart Stores, Inc. 0.08% due 10/30/2013[4]	16,100	16,099
Total short-term securities (cost: $2,007,485,000)		2,007,670
Total investment securities (cost: $17,297,796,000)		24,526,497
Other assets less liabilities		(85,824)
Net assets		$24,440,673

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.

2Represents an affiliated company as defined under the Investment Company Act of 1940.

3Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in "Miscellaneous," was $235,631,000, which represented .96% of the net assets of the fund.

4Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,051,911,000, which represented 4.30% of the net assets of the fund.

5Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

				Percent
	Acquisition	Cost	Value	of net
	date(s)	(000)	(000)	assets

Coupons.com Inc., Series B, convertible preferred	6/1/2011	$ 45,000	$ 77,657.32%
Talmer Bancorp, Inc., Class A	4/28/2010–12/12/2012	21,244	33,135.14
bluebird bio, Inc.	7/20/2012	11,149	28,623.12
Africa Oil Corp.	8/27/2012	20,000	14,817.06
Visto Corp.	12/3/2012	14,460	12,764.05
Ultragenyx Pharmaceutical Inc., Series B,
convertible preferred	12/17/2012	7,726	12,490.05
OFG Bancorp, Series C, 8.75% noncumulative
convertible preferred	6/28/2012	6,000	9,360.04
First Southern Bancorp, Inc.	12/17/2009	22,070	7,155.03
First Southern Bancorp, Inc., Series C, convertible preferred	12/17/2009	—	4,759.02
Fontainebleau Resorts LLC, Class A, nonvoting units	10/5/2005–6/1/2007	21,500	—	.00
Spot Runner, Inc.	10/25/2006–3/20/2008	15,071	—	.00
Spot Runner, Inc., Series C, convertible preferred	12/25/2006	6,000	—	.00
Total restricted securities		$190,220	$200,760.83%

6A portion of this security was pledged as collateral for net losses on unsettled forward currency contracts. The total value of pledged collateral was $349,000, which represented less than .01% of the net assets of the fund.

Key to abbreviations

ADR = American Depositary Receipts

CDI = CREST Depository Interest

GDR = Global Depositary Receipts

SDR = Swedish Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

MFGEFPX-035-1113O-S37718

Summary investment portfolio September 30, 2013

Industry sector diversification	Percent of net assets

Country diversification	Percent of net assets
United States	46.3%
United Kingdom	8.9
Euro zone*	7.5
Japan	3.9
Hong Kong	3.6
China	3.3
Canada	2.5
India	2.1
Philippines	2.1
Switzerland	1.5
Australia	1.4
Other countries	9.0
Short-term securities & other assets less liabilities	7.9
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal, Slovenia and Spain.

Common stocks 91.34%	Shares	Value (000)	Percent of net assets
Consumer discretionary 21.45%
Netflix, Inc.[1]	1,143,723	$353,651	1.45%
Internet subscription service for watching TV shows and movies.
Lions Gate Entertainment Corp.[1,2]	7,381,000	258,704	1.06
Independent motion picture and television producer and distributor.
Domino’s Pizza, Inc.[2]	2,940,000	199,773	.82
Major global pizza delivery chain.
Tesla Motors, Inc.[1]	1,006,663	194,709	.80
Manufacturer of electric cars and components.
DSW Inc., Class A	2,246,500	191,671	.78
U.S.-based retailer of footwear and accessories.
ASOS PLC[1]	2,174,955	181,016	.74
Global online fashion and beauty retailer.
Paddy Power PLC	1,967,177	157,682	.64
Betting and gaming company operating primarily in the U.K., Ireland and Australia.
Melco International Development Ltd.	58,168,000	155,997	.64
Engaged in the leisure and entertainment business in Hong Kong, Macau, China and the Philippines.
TOD’S SpA	744,000	139,504	.57
Italian manufacturer of shoes, leather goods and accessories, and apparel.
Mr Price Group Ltd.	8,228,383	113,957	.47
Retail distribution chain based in South Africa.
Five Below, Inc.[1]	2,584,833	113,086	.46
Operates as a specialty value retailer throughout the U.S.
Melco Crown Entertainment Ltd. (ADR)[1]	3,350,000	106,631	.44
Casino gaming and resort operator based in Macau.
Dollarama Inc.	1,155,000	93,864	.38
Dollar store operator in Canada.
Ted Baker PLC[2]	2,882,993	89,472	.36
British clothing retailer.

8	SMALLCAP World Fund

	Shares	Value (000)	Percent of net assets
Chow Sang Sang Holdings International Ltd.	28,609,000	$82,995	.34%
Jewelry store operator in China, with additional stores in Hong Kong, Macau and Taiwan.
John Wiley & Sons, Inc., Class A	1,681,683	80,199	.33
Global publisher specializing in academic publishing.
Rightmove PLC	2,054,206	78,782	.32
Operates a residential property website in the U.K.
Other securities		2,651,711	10.85
		5,243,404	21.45

Health care 13.44%
Regeneron Pharmaceuticals, Inc.[1]	1,064,020	332,900	1.36
Biotechnology company focused on the treatment of serious medical conditions.
Incyte Corp.[1]	4,445,600	169,600	.69
Biotechnology company focused on developing small molecule drugs for oncology and inflammation.
Synageva BioPharma Corp.[1,2]	2,230,074	141,186	.58
Clinical stage biopharmaceutical company focused on life-threatening rare diseases and unmet medical needs.
Pharmacyclics, Inc.[1]	894,556	123,824	.51
Biopharmaceutical company focused on the treatment of cancer and immune-mediated diseases.
Molina Healthcare, Inc.[1,2]	3,417,000	121,645	.50
Managed care organization focused on Medicaid-related solutions for low-income families and individuals.
athenahealth, Inc.[1]	950,221	103,156	.42
Provider of health care business and clinical services for physician practices.
BioMarin Pharmaceutical Inc.[1]	1,422,500	102,733	.42
Biotechnology company engaged in the treatment of serious diseases and medical conditions.
Hikma Pharmaceuticals PLC	5,814,153	97,890	.40
Multinational pharmaceutical company based in the U.K.
Sysmex Corp.	1,470,000	93,618	.38
Japan-based manufacturer of medical laboratory testing equipment.
ArthroCare Corp.[1,2]	2,232,950	79,448	.33
Maker of disposable medical devices for minimally invasive surgical procedures.
Endo Health Solutions Inc.[1]	1,745,100	79,297	.33
Specialty health care solutions company focused on pain management.
Other securities		1,838,648	7.52
		3,283,945	13.44

Industrials 11.98%
Moog Inc., Class A1,2	2,282,800	133,932	.55
Manufacturer of precision motion control components and systems.
ITT Corp.	3,581,621	128,759	.52
Manufacturer of critical components and customized technology solutions for a variety of industries.
Intertek Group PLC	2,225,000	119,048	.49
Provider of business research, consulting and training to the financial services industry.
MonotaRO Co., Ltd.[2]	3,348,300	97,797	.40
Retailer of indirect factory materials to domestic manufacturing companies through mail order.
Chart Industries, Inc.[1]	768,400	94,544	.39
Global manufacturer of engineered equipment for cryogenic and heat transfer applications.

SMALLCAP World Fund	9

Common stocks (continued)	Shares	Value (000)	Percent of net assets
Industrials (continued)
US Airways Group, Inc.[1]	4,627,000	$87,728	.36%
Air carrier serving the U.S., Canada, Mexico, Europe, the Middle East, the Caribbean, and Central and South America.
Other securities		2,266,912	9.27
		2,928,720	11.98

Information technology 11.30%
AAC Technologies Holdings Inc.	45,727,000	207,826	.85
China-based manufacturer of miniature acoustic components.
Vistaprint NV1,2	1,860,000	105,127	.43
Online provider of marketing products and services to micro businesses worldwide.
OpenTable, Inc.[1,2]	1,490,000	104,270	.43
Provider of online restaurant reservation solutions.
Demandware, Inc.[1,2]	2,200,000	101,926	.42
Provider of on-demand e-commerce solutions.
ASM International NV	2,798,000	97,281	.40
Makes machinery used in semiconductor assembly, packaging and testing.
Concur Technologies, Inc.[1]	858,869	94,905	.39
Provider of integrated travel and expense management solutions.
National Instruments Corp.	2,960,479	91,568	.37
Develops and manufactures hardware and software for test and measurement instrumentation.
Other securities		1,957,411	8.01
		2,760,314	11.30

Financials 8.93%
Financial Engines, Inc.	2,335,000	138,792	.57
Investment advisory firm focused on portfolio management, investment advice and retirement income services.
SVB Financial Group[1]	1,355,900	117,109	.48
Financial services provider for companies in the technology, life science, venture capital, private equity and premium wine markets.
Ocwen Financial Corp.[1]	1,900,000	105,963	.43
Engaged in the servicing and origination of residential and commercial mortgage loans.
GT Capital Holdings, Inc.	5,852,200	102,151	.42
Investment holding company engaged in banking, real estate development, power generation, and automotive and life insurance.
Onex Corp.	1,855,700	97,465	.40
Private equity investment company based in Canada.
Validus Holdings, Ltd.	2,495,000	92,265	.38
Provides insurance and reinsurance coverage in the property, marine and specialty lines markets.
Other securities		1,528,402	6.25
		2,182,147	8.93

Consumer staples 5.43%
Super Group Ltd.[2]	44,597,000	150,724	.62
Singapore-based manufacturer of food and beverage products.
Puregold Price Club, Inc.[2]	149,636,300	143,313	.58
Operates wholesale and retail stores, including supermarkets.
PZ Cussons PLC	14,102,300	94,494	.39
Develops and manufactures personal health care products and consumer goods.
Other securities		939,140	3.84
		1,327,671	5.43

10	SMALLCAP World Fund

	Shares	Value (000)	Percent of net assets
Energy 5.19%
Ophir Energy PLC[1,2]	30,708,378	$165,945	.68%
Oil and gas exploration company with assets in Africa.
InterOil Corp.[1]	2,129,500	151,855	.62
Engaged in the exploration and development of oil and natural gas properties in Papua New Guinea.
Other securities		949,570	3.89
		1,267,370	5.19

Materials 5.14%
Chr. Hansen Holding A/S	3,426,000	121,303	.50
Denmark-based manufacturer of food cultures and colorings, probiotics, phytonutrients and enzymes for the food, pharmaceutical, nutritional and agricultural industries.
AptarGroup, Inc.	1,832,591	110,194	.45
Manufacturer of dispensing systems for fragrances, pharmaceuticals and personal care products.
Schweitzer-Mauduit International, Inc.[2]	1,742,800	105,492	.43
Manufacturer of reconstituted tobacco products and specialized paper products.
James Hardie Industries PLC (CDI)	9,733,929	96,983	.40
Makes building materials including fiber cement, which is used in siding, walls and roofing.
Other securities		822,494	3.36
		1,256,466	5.14

Utilities 2.09%
ENN Energy Holdings Ltd.	42,058,296	233,720	.95
China-based operator of gas pipeline infrastructure and a distributor of piped and bottled gas.
Other securities		278,154	1.14
		511,874	2.09

Telecommunication services 1.43%
Telephone and Data Systems, Inc.	2,731,869	80,727	.33
Provides wireless and local telephone services in the U.S.
Other securities		269,883	1.10
		350,610	1.43

Miscellaneous 4.96%
Other common stocks in initial period of acquisition		1,212,383	4.96

Total common stocks (cost: $15,135,101,000)		22,324,904	91.34

Warrants 0.00%
Energy 0.00%
Other securities		—	.00

Total warrants (cost: $1,125,000)		—	.00

Convertible securities 0.50%
Other 0.50%
Other securities		121,349	.50

Total convertible securities (cost: $81,559,000)		121,349	.50

SMALLCAP World Fund	11

Bonds, notes & other debt instruments 0.30%	Principal amount (000)	Value (000)	Percent of net assets
U.S. Treasury bonds & notes 0.30%
Other securities		$72,574	.30%

Total bonds, notes & other debt instruments (cost: $72,526,000)		72,574	.30

Short-term securities 8.21%
Freddie Mac 0.08%–0.16% due 10/22/2013–5/1/2014	$573,800	573,714	2.35
Fannie Mae 0.13%–0.16% due 10/1–12/16/2013	160,200	160,196	.65
Bank of Nova Scotia 0.09%–0.18% due 12/4/2013–1/24/2014	146,800	146,724	.60
Nordea Bank AB 0.15%–0.225% due 11/18/2013–1/3/2014[3]	125,500	125,470	.51
Federal Home Loan Bank 0.05%–0.13% due 10/4/2013–3/21/2014	117,600	117,591	.48
Toronto-Dominion Holdings USA Inc. 0.12%–0.23% due 10/24/2013–2/24/2014[3]	101,700	101,679	.42
Sumitomo Mitsui Banking Corp. 0.15%–0.215% due 10/23–12/5/2013[3]	97,500	97,485	.40
Other securities		684,811	2.80

Total short-term securities (cost: $2,007,485,000)		2,007,670	8.21
Total investment securities (cost: $17,297,796,000)		24,526,497	100.35
Other assets less liabilities		(85,824)	(.35)

Net assets		$24,440,673	100.00%

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

The descriptions of the companies shown in the summary investment portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Registered Public Accounting Firm.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including a portion of a security which was pledged as collateral for net losses on unsettled forward currency contracts. The total value of pledged collateral was $349,000, which represented less than .01% of the net assets of the fund.

Forward currency contracts

The fund has entered into forward currency contracts to sell currencies as shown in the following table. The average notional amount of open forward currency contracts was $165,919,000 over the prior 12-month period.

					Unrealized
					appreciation
			Contract amount		(depreciation)
			Receive	Deliver	at 9/30/2013
	Settlement date	Counterparty	(000)	(000)	(000)
Sales:
Australian dollars	10/21/2013	Barclays Bank PLC	$9,148	A$9,800	$ 19
Australian dollars	10/24/2013	UBS AG	$3,756	A$4,000	31
British pounds	11/1/2013	UBS AG	$185,541	£115,100	(743)
Euros	10/25/2013	HSBC Bank	$9,253	€6,950	(150)
Japanese yen	10/10/2013	Bank of New York Mellon	$35,644	¥3,550,000	(474)
Japanese yen	10/11/2013	Barclays Bank PLC	$32,554	¥3,242,712	(438)
Japanese yen	10/21/2013	Bank of New York Mellon	$8,842	¥875,000	(61)
Japanese yen	10/24/2013	Bank of New York Mellon	$20,026	¥1,990,000	(222)

					$(2,038)

12	SMALLCAP World Fund

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s holdings in affiliated companies is included in “Other securities” under the respective industry sectors in the summary investment portfolio. Further details on these holdings and related transactions during the year ended September 30, 2013, appear below.

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Dividend or interest income (000)	Value of affiliates at 9/30/2013 (000)
Lions Gate Entertainment Corp.[1]	8,000,000	106,121	725,121	7,381,000	$—	$258,704
Domino’s Pizza, Inc.	850,000	2,090,000	—	2,940,000	1,399	199,773
Ophir Energy PLC[1]	16,717,585	18,443,083	4,452,290	30,708,378	—	165,945
Super Group Ltd.	44,597,000	—	—	44,597,000	2,549	150,724
Puregold Price Club, Inc.	87,206,000	72,127,500	9,697,200	149,636,300	316	143,313
Synageva BioPharma Corp.[1]	1,570,000	690,074	30,000	2,230,074	—	141,186
Moog Inc., Class A1	1,192,800	1,090,000	—	2,282,800	—	133,932
Molina Healthcare, Inc.[1]	1,850,000	1,567,000	—	3,417,000	—	121,645
Schweitzer-Mauduit International, Inc.	2,370,000	112,800	740,000	1,742,800	2,415	105,492
Vistaprint NV1	2,050,000	—	190,000	1,860,000	—	105,127
OpenTable, Inc.[1]	1,290,000	200,000	—	1,490,000	—	104,270
Demandware, Inc.[1,4]	507,171	1,692,829	—	2,200,000	—	101,926
MonotaRO Co., Ltd.	1,006,500	2,341,800	—	3,348,300	282	97,797
Ted Baker PLC	—	2,882,993	—	2,882,993	360	89,472
ArthroCare Corp.[1]	1,809,802	423,148	—	2,232,950	—	79,448
Coupons.com Inc., Series B, convertible preferred[1,5,6]	8,191,724	—	—	8,191,724	—	77,657
Northgate PLC	10,626,805	—	—	10,626,805	1,208	73,976
Manila Water Co., Inc.	81,300,900	22,900,000	—	104,200,900	1,081	67,608
OM Group, Inc.[1]	—	1,820,000	—	1,820,000	—	61,480
Domino’s Pizza Enterprises Ltd.	3,602,300	1,550,065	400,000	4,752,365	1,268	60,473
Exelixis, Inc.[1]	5,962,000	3,254,800	—	9,216,800	—	53,642
Emeritus Corp.[1]	2,730,000	—	300	2,729,700	—	50,581
Galapagos NV1	1,554,436	1,574,492	750,000	2,378,928	—	50,206
Responsys, Inc.[1]	—	2,815,000	—	2,815,000	—	46,447
Autoneum Holding AG	373,780	—	—	373,780	261	44,886
LSL Property Services PLC	—	5,956,350	—	5,956,350	—	44,670
bluebird bio, Inc.[1,5,6]	—	1,179,648	—	1,179,648	—	28,623
bluebird bio, Inc.[1]	—	516,000	—	516,000	—	13,911
bluebird bio, Inc., Series D, convertible preferred[7]	22,374,386	—	22,374,386	—	—	—
Goodpack Ltd.	30,060,000	5,272,000	4,555,000	30,777,000	1,227	42,441
Goodpack Ltd., warrants, expire 2012[7]	5,272,000	—	5,272,000	—	—	—
Comfort Systems USA, Inc.	2,476,000	—	—	2,476,000	508	41,621
Orexigen Therapeutics, Inc.[1,4]	894,900	5,640,100	—	6,535,000	—	40,125
Kingdee International Software Group Co. Ltd.[1]	123,194,000	11,674,000	—	134,868,000	—	38,778
Iridium Communications Inc.[1]	4,206,609	1,003,391	488,188	4,721,812	—	32,486
Iridium Communications Inc., Series A, convertible preferred[3]	60,000	—	—	60,000	400	5,979
KEYW Holding Corp.[1,4]	1,613,500	1,222,900	—	2,836,400	—	38,150
Cadence Pharmaceuticals, Inc.[1]	6,130,469	—	190,500	5,939,969	—	37,481

SMALLCAP World Fund	13

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Dividend or interest income (000)	Value of affiliates at 9/30/2013 (000)
Mistras Group, Inc.[1]	—	2,052,000	—	2,052,000	$—	$34,884
Bizim Toptan Satis Magazalari AS, non-registered shares	1,720,474	1,581,500	835,974	2,466,000	298	31,862
Tsukui Corp.	—	2,595,000	—	2,595,000	150	31,575
Boer Power Holdings Ltd.	31,753,000	7,449,000	—	39,202,000	491	29,063
Mothercare PLC[1]	4,480,000	—	—	4,480,000	—	27,343
AIA Engineering Ltd.	2,915,050	1,925,000	—	4,840,050	318	24,299
Orthofix International NV1	1,110,100	50,000	43,274	1,116,826	—	23,297
Houston Wire & Cable Co.	1,678,900	—	—	1,678,900	672	22,615
Frigoglass SAIC[1]	3,052,380	—	—	3,052,380	—	22,588
XenoPort, Inc.[1]	2,792,000	828,000	—	3,620,000	—	20,562
Greenko Group PLC[1]	9,144,000	604,155	—	9,748,155	—	19,490
Suprema Inc.[1]	—	868,200	—	868,200	—	19,268
Gem Diamonds Ltd.[1]	7,350,000	400,000	—	7,750,000	—	18,945
Home Federal Bancorp, Inc.	1,384,249	—	—	1,384,249	498	17,414
ChemoCentryx, Inc.[1]	668,596	2,463,204	—	3,131,800	—	17,413
Cox and Kings (India) Ltd.	10,592,000	—	—	10,592,000	160	14,990
Cox and Kings (India) Ltd. (GDR)[5]	330,000	—	—	330,000	5	467
Agilysys, Inc.[1]	520,313	760,278	—	1,280,591	—	15,265
Mytrah Energy Ltd.[1]	7,918,000	2,500,000	—	10,418,000	—	15,095
ValueVision Media, Inc., Class A1	3,875,293	—	434,532	3,440,761	—	14,967
Vocus, Inc.[1]	—	1,513,538	—	1,513,538	—	14,091
Mahindra Lifespace Developers Ltd.	2,157,380	—	—	2,157,380	216	13,980
BNK Petroleum Inc.[1]	5,763,380	5,780,000	—	11,543,380	—	13,672
Manappuram Finance Ltd.	50,330,986	4,600,000	—	54,930,986	1,902	12,723
ARC Document Solutions, Inc.[1]	—	2,765,764	—	2,765,764	—	12,695
Ultragenyx Pharmaceutical Inc., Series B, convertible preferred[5,6]	—	2,789,614	—	2,789,614	—	12,490
TravelCenters of America LLC[1]	—	1,581,250	—	1,581,250	—	12,413
First Southern Bancorp, Inc.[1,5,6]	1,344,915	—	—	1,344,915	—	7,155
First Southern Bancorp, Inc., Series C, convertible preferred[1,5,6]	2,299	—	—	2,299	—	4,759
Falkland Oil and Gas Ltd.[1]	24,225,000	—	—	24,225,000	—	11,079
Lekoil Ltd. (CDI)[1,3]	—	14,070,000	—	14,070,000	—	9,709
Duluth Metals Ltd.[1]	4,208,800	3,490,900	—	7,699,700	—	8,821
Mvelaserve Ltd.[1]	9,194,800	—	—	9,194,800	—	8,224
Tilaknager Industries Ltd.	8,890,000	—	—	8,890,000	108	8,073
Tribhovandas Bhimji Zaveri Ltd.	—	3,439,332	—	3,439,332	127	6,859
Mood Media Corp.[1,3]	6,375,000	—	—	6,375,000	—	4,147
Mood Media Corp. (CDI)[1,3]	3,710,000	—	—	3,710,000	—	2,413
Cape Lambert Resources Ltd.[1]	32,790,132	14,540,693	—	47,330,825	—	5,740
Powerland AG, non-registered shares[1]	1,200,000	—	—	1,200,000	—	4,886
China High Precision Automation Group Ltd.[5]	67,422,000	—	—	67,422,000	174	3,477
Talwalkars Better Value Fitness Ltd.	1,446,000	248,000	—	1,694,000	42	3,340
Petrodorado Energy Ltd.[1]	38,400,000	—	—	38,400,000	—	1,491
Gran Colombia Gold SA1	30,175,000	—	29,268,300	906,700	—	1,118
Gran Colombia Gold SA, warrants, expire 2015	1,086,500	—	1,086,500	—	—	—

14	SMALLCAP World Fund

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Dividend or interest income (000)	Value of affiliates at 9/30/2013 (000)
CEC Unet PLC[1,5]	35,100,775	—	—	35,100,775	$—	$—
Achillion Pharmaceuticals, Inc.[1,7]	3,750,000	1,245,000	865,000	4,130,000	—	—
Afferro Mining Inc.[7]	6,460,000	—	6,460,000	—	—	—
African Petroleum Corp. Ltd.[1,7]	93,646,868	1,838,153	31,250,294	64,234,727	—	—
AVEO Pharmaceuticals, Inc.[7]	3,387,200	759,800	4,147,000	—	—	—
BG Medicine, Inc.[7]	1,418,968	—	1,418,968	—	—	—
Bloomsbury Publishing PLC[7]	21,695,000	—	21,695,000	—	82	—
BrisConnections Unit Trusts[7]	27,290,000	—	27,290,000	—	—	—
CJ CGV Co., Ltd.[7]	1,235,000	—	1,235,000	—	112	—
Coal of Africa Ltd.[1,7]	55,734,459	14,100,000	18,375,774	51,458,685	—	—
Comstock Resources, Inc.[7]	3,078,111	—	1,280,000	1,798,111	450	—
Cymer, Inc.[7]	1,670,000	25,000	1,695,000	—	—	—
Delticom AG7	761,501	—	761,501	—	—	—
Douglas Dynamics, Inc.[7]	1,175,000	—	1,175,000	—	233	—
EACOM Timber Corp.[7]	26,200,000	—	26,200,000	—	—	—
Eastern Platinum Ltd.[1,7]	27,281,450	37,125,000	27,281,450	37,125,000	—	—
Ebix, Inc.[7]	1,465,000	745,000	2,210,000	—	211	—
ENN Energy Holdings Ltd.[7]	55,644,296	—	13,586,000	42,058,296	2,404	—
Ennis, Inc.[7]	1,472,589	—	422,589	1,050,000	873	—
Exponent, Inc.[7]	936,400	—	320,000	616,400	277	—
Greatview Aseptic Packaging Co. Ltd.[7]	50,033,000	17,900,000	22,700,000	45,233,000	875	—
Green Packet Bhd[7]	34,933,616	—	34,933,616	—	—	—
Hittite Microwave Corp.[1,7]	1,794,950	—	1,034,000	760,950	—	—
Home Loan Servicing Solutions, Ltd.[7]	1,546,400	965,000	212,400	2,299,000	3,776	—
Immersion Corp.[1,7]	2,254,000	—	894,100	1,359,900	—	—
InterOil Corp.[1,7]	2,461,200	—	331,700	2,129,500	—	—
Liquidity Services, Inc.[1,7]	832,536	1,263,667	715,803	1,380,400	—	—
MD Medical Group Investments PLC (GDR)[5,7]	—	2,582,900	84,200	2,498,700	489	—
MD Medical Group Investments PLC (GDR)[3,5,7]	—	1,179,100	—	1,179,100	—	—
National Financial Partners Corp. 4.00% convertible notes 2017[7]	$4,000,000	—	$4,000,000	—	76	—
National Financial Partners Corp.[7]	3,174,800	—	3,174,800	—	—	—
NewSat Ltd.[1,4,7]	2,086,578	12,313,985	—	14,400,563	—	—
NewSat Ltd.[1,3,7]	—	12,155,000	—	12,155,000	—	—
NuVasive, Inc.[1,7]	2,492,536	—	985,100	1,507,436	—	—
Pacific Coal Resources Ltd., warrants, expire 2016[1,5,7]	8,500,000	—	7,285,715	1,214,285	—	—
Pacific Coal Resources Ltd.[7]	18,280,000	—	18,280,000	—	—	—
PT Sumber Alfaria Trijaya Tbk[7]	219,452,500	805,617,000	238,702,280	786,367,220	404	—
Quantum Corp.[7]	13,699,097	—	13,699,097	—	—	—
SPS Commerce, Inc.[1,7]	1,051,300	—	479,300	572,000	—	—
Standard Parking Corp.[7]	1,048,600	—	1,048,600	—	—	—
U.S. Auto Parts Network, Inc.[7]	1,980,000	—	1,980,000	—	—	—
Yip’s Chemical Holdings Ltd.[7]	27,628,000	2,350,000	3,090,000	26,888,000	921	—
Youku Inc., Class A (ADR)[1,7]	1,400,000	810,000	1,910,000	300,000	—	—
					$29,618	$3,554,732

SMALLCAP World Fund	15

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,051,911,000, which represented 4.30% of the net assets of the fund.
[4]	This security was an unaffiliated issuer in its initial period of acquisition at 9/30/2012; it was not publicly disclosed.
[5]	Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous,” was $235,631,000, which represented .96% of the net assets of the fund.
[6]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Coupons.com Inc., Series B, convertible preferred	6/1/2011	$45,000	$77,657	.32%
bluebird bio, Inc.	7/20/2012	11,149	28,623	.12
Ultragenyx Pharmaceutical Inc., Series B, convertible preferred	12/17/2012	7,726	12,490	.05
First Southern Bancorp, Inc.	12/17/2009	22,070	7,155	.03
First Southern Bancorp, Inc., Series C, convertible preferred	12/17/2009	—	4,759	.02
Other restricted securities	10/5/2005-12/12/2012	104,275	70,076	.29
Total restricted securities		$190,220	$200,760	.83%

[7]	Unaffiliated issuer at 9/30/2013.

Key to abbreviations and symbols

ADR = American Depositary Receipts
CDI = CREST Depository Interest
GDR = Global Depositary Receipts
A$ = Australian dollars
€ = Euros
£ = British pounds
¥ = Japanese yen

See Notes to Financial Statements

16	SMALLCAP World Fund

Financial statements

Statement of assets and liabilities
at September 30, 2013	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $14,371,437)	$20,971,765
Affiliated issuers (cost: $2,926,359)	3,554,732	$24,526,497
Cash denominated in currencies other than U.S. dollars (cost: $571)		571
Cash		433
Unrealized appreciation on open forward currency contracts		50
Receivables for:
Sales of investments	71,055
Sales of fund’s shares	27,884
Dividends and interest	19,898	118,837
		24,646,388
Liabilities:
Unrealized depreciation on open forward currency contracts		2,088
Payables for:
Purchases of investments	123,355
Repurchases of fund’s shares	47,117
Closed forward currency contracts	7,489
Investment advisory services	12,448
Services provided by related parties	9,952
Directors’ deferred compensation	2,771
Other	495	203,627
Net assets at September 30, 2013		$24,440,673

Net assets consist of:
Capital paid in on shares of capital stock		$16,190,107
Distributions in excess of net investment income		(177,799)
Undistributed net realized gain		1,201,518
Net unrealized appreciation		7,226,847
Net assets at September 30, 2013		$24,440,673

(dollars and shares in thousands, except per-share amounts)

Total authorized capital stock — 1,000,000 shares, $.01 par value
(503,032 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$16,454,122	336,383	$48.91
Class B	185,139	4,019	46.06
Class C	919,983	20,202	45.54
Class F-1	867,994	17,892	48.51
Class F-2	628,977	12,827	49.03
Class 529-A	883,701	18,186	48.59
Class 529-B	25,467	548	46.52
Class 529-C	272,651	5,892	46.27
Class 529-E	47,710	997	47.87
Class 529-F-1	73,408	1,506	48.73
Class R-1	41,678	895	46.56
Class R-2	736,561	15,821	46.56
Class R-3	835,737	17,487	47.79
Class R-4	712,107	14,655	48.59
Class R-5	549,736	11,115	49.46
Class R-6	1,205,702	24,607	49.00

See Notes to Financial Statements

SMALLCAP World Fund	17

Statement of operations
for the year ended September 30, 2013	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $13,296; also includes $29,542 from affiliates)	$271,605
Interest (includes $76 from affiliates)	3,474	$275,079
Fees and expenses*:
Investment advisory services	136,894
Distribution services	62,007
Transfer agent services	40,507
Administrative services	4,810
Reports to shareholders	1,452
Registration statement and prospectus	424
Directors’ compensation	818
Auditing and legal	184
Custodian	4,167
State and local taxes	118
Other	1,288	252,669
Net investment income		22,410

Net realized gain and unrealized appreciation on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $51; also includes $37,824 net loss from affiliates)	1,826,413
Forward currency contracts	(8,633)
Currency transactions	(6,051)	1,811,729
Net unrealized appreciation (depreciation) on:
Investments	3,232,727
Forward currency contracts	(2,033)
Currency translations	205	3,230,899
Net realized gain and unrealized appreciation on investments, forward currency contracts and currency		5,042,628

Net increase in net assets resulting from operations		$5,065,038

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets

(dollars in thousands)

	Year ended September 30
	2013	2012
Operations:
Net investment income	$22,410	$31,013
Net realized gain on investments, forward currency contracts, and currency transactions	1,811,729	680,973
Net unrealized appreciation on investments, forward currency contracts, and currency translations	3,230,899	3,429,858
Net increase in net assets resulting from operations	5,065,038	4,141,844

Dividends paid to shareholders from net investment income	(257,779)	(53,307)

Net capital share transactions	(27,946)	(1,481,164)

Total increase in net assets	4,779,313	2,607,373

Net assets:
Beginning of year	19,661,360	17,053,987
End of year (including distributions in excess of net investment income: $(177,799) and $(72,885), respectively)	$24,440,673	$19,661,360

See Notes to Financial Statements

18	SMALLCAP World Fund

Notes to financial statements

1. Organization

SMALLCAP World Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital through investments in smaller companies in the U.S. and around the world. Shareholders approved a proposal to reorganize the fund from a Maryland corporation to a Delaware statutory trust. The reorganization may be completed in 2013 or 2014; however, the fund reserves the right to delay the implementation.

The fund has 16 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and six retirement plan share classes (Classes R-1, R-2, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are further described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None

* Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

SMALLCAP World Fund	19

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of directors as further described below. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of

20	SMALLCAP World Fund

trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of directors has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of directors with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of September 30, 2013 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Consumer discretionary	$5,242,907	$467	$30	$5,243,404
Health care	3,209,386	74,559	—	3,283,945
Industrials	2,928,720	—	—	2,928,720
Information technology	2,756,837	—	3,477	2,760,314
Financials	2,141,857	—	40,290	2,182,147
Consumer staples	1,327,671	—	—	1,327,671
Energy	1,267,370	—	—	1,267,370
Materials	1,255,151	—	1,315	1,256,466
Utilities	511,874	—	—	511,874
Telecommunication services	337,846	—	12,764	350,610
Miscellaneous	1,204,560	7,823	—	1,212,383
Warrants	—	—	—	—
Convertible securities	—	26,443	94,906	121,349
Bonds, notes & other debt instruments	—	72,574	—	72,574
Short-term securities	—	2,007,670	—	2,007,670
Total	$22,184,179	$2,189,536	$152,782	$24,526,497

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$50	$—	$50
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(2,088)	—	(2,088)
Total	$—	$(2,038)	$—	$(2,038)

*	Forward currency contracts are not included in the investment portfolio.

SMALLCAP World Fund	21

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. In addition, the prices of these stocks may be more volatile than stocks of larger, more established companies.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of adverse political, social, economic or market developments in the countries or regions in which the issuers operate. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Additionally, there may be increased settlement risks for transactions in local securities.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

22	SMALLCAP World Fund

Collateral — To reduce the risk to counterparties of forward currency contracts, the fund has entered into a collateral program with certain counterparties. The program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended September 30, 2013, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2009, by state tax authorities for tax years before 2008 and by tax authorities outside the U.S. for tax years before 2006.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; net capital losses; net operating losses; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended September 30, 2013, the fund reclassified $60,921,000 from undistributed net realized gain and $69,534,000 from capital paid in on shares of capital stock to distributions in excess of net investment income; and $48,142,000 from undistributed net realized gain to capital paid in on shares of capital stock to align financial reporting with tax reporting. The fund also utilized capital loss carryforward of $476,072,000.

As of September 30, 2013, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed long-term capital gains	$1,229,754
Late year ordinary loss deferral*	(43,980)
Gross unrealized appreciation on investment securities	8,166,841
Gross unrealized depreciation on investment securities	(1,099,455)
Net unrealized appreciation on investment securities	7,067,386
Cost of investment securities	17,459,111

*This deferral is considered incurred in the subsequent year.

SMALLCAP World Fund	23

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended September 30
Share class	2013	2012
Class A	$182,045	$38,933
Class B	999	—
Class C	5,125	—
Class F-1	8,428	1,913
Class F-2	7,141	1,886
Class 529-A	9,344	1,827
Class 529-B	97	—
Class 529-C	1,428	—
Class 529-E	423	6
Class 529-F-1	843	243
Class R-1	253	—
Class R-2	4,501	—
Class R-3	7,719	—
Class R-4	8,016	1,787
Class R-5	7,046	2,345
Class R-6	14,371	4,367
Total	$257,779	$53,307

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.800% on the first $1 billion of daily net assets and decreasing to 0.595% on such assets in excess of $27 billion. For the year ended September 30, 2013, the investment advisory services fee was $136,894,000, which was equivalent to an annualized rate of 0.636% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted on the following page. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of September 30, 2013, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

24	SMALLCAP World Fund

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses on the accompanying financial statements. The Commonwealth of Virginia is not considered a related party.

For the year ended September 30, 2013, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services	529 plan services
Class A	$34,884	$30,447	$1,463	Not applicable
Class B	1,935	431	Not applicable	Not applicable
Class C	8,246	1,745	414	Not applicable
Class F-1	1,772	751	355	Not applicable
Class F-2	Not applicable	490	247	Not applicable
Class 529-A	1,615	1,230	386	$758
Class 529-B	264	48	14	26
Class 529-C	2,409	414	121	238
Class 529-E	208	47	21	41
Class 529-F-1	—	98	31	61
Class R-1	373	54	19	Not applicable
Class R-2	5,042	2,495	340	Not applicable
Class R-3	3,718	1,387	374	Not applicable
Class R-4	1,541	630	309	Not applicable
Class R-5	Not applicable	231	234	Not applicable
Class R-6	Not applicable	9	482	Not applicable
Total class-specific expenses	$62,007	$40,507	$4,810	$1,124

Directors’ deferred compensation — Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $818,000, shown on the accompanying financial statements, includes $390,000 in current fees (either paid in cash or deferred) and a net increase of $428,000 in the value of the deferred amounts.

Affiliated officers and directors — Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or directors received any compensation directly from the fund.

SMALLCAP World Fund	25

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of dividends			Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended September 30, 2013

Class A	$1,557,151	36,059	$178,221	4,529		$(2,101,305)	(49,421)	$(365,933)	(8,833)
Class B	5,244	129	990	26		(78,159)	(1,942)	(71,925)	(1,787)
Class C	115,494	2,852	5,050	137		(163,006)	(4,082)	(42,462)	(1,093)
Class F-1	230,756	5,343	8,312	213		(183,653)	(4,490)	55,415	1,066
Class F-2	261,399	6,191	6,474	164		(98,197)	(2,254)	169,676	4,101
Class 529-A	105,543	2,476	9,343	239		(93,329)	(2,193)	21,557	522
Class 529-B	680	17	97	3		(10,704)	(264)	(9,927)	(244)
Class 529-C	31,723	779	1,427	38		(35,946)	(884)	(2,796)	(67)
Class 529-E	5,599	134	422	11		(5,392)	(130)	629	15
Class 529-F-1	15,329	359	842	21		(9,884)	(230)	6,287	150
Class R-1	8,611	209	252	7		(12,509)	(308)	(3,646)	(92)
Class R-2	155,700	3,807	4,497	120		(221,139)	(5,411)	(60,942)	(1,484)
Class R-3	212,178	5,045	7,712	200		(244,770)	(5,852)	(24,880)	(607)
Class R-4	189,212	4,445	8,015	205		(173,149)	(4,082)	24,078	568
Class R-5	151,856	3,552	7,030	177		(99,358)	(2,287)	59,528	1,442
Class R-6	282,881	6,554	14,371	366		(79,857)	(1,824)	217,395	5,096
Total net increase (decrease)	$3,329,356	77,951	$253,055	6,456		$(3,610,357)	(85,654)	$(27,946)	(1,247)

Year ended September 30, 2012

Class A	$1,129,356	31,144	$38,004	1,143		$(2,385,076)	(66,322)	$(1,217,716)	(34,035)
Class B	6,271	183	—	—		(112,865)	(3,323)	(106,594)	(3,140)
Class C	77,342	2,274	—	—		(188,550)	(5,607)	(111,208)	(3,333)
Class F-1	161,169	4,494	1,888	58		(227,868)	(6,443)	(64,811)	(1,891)
Class F-2	84,080	2,327	1,659	50		(75,430)	(2,093)	10,309	284
Class 529-A	91,331	2,547	1,827	55		(80,519)	(2,248)	12,639	354
Class 529-B	936	27	—	—		(14,974)	(438)	(14,038)	(411)
Class 529-C	28,268	822	—	—		(36,326)	(1,062)	(8,058)	(240)
Class 529-E	4,601	131	6	—	†	(5,377)	(152)	(770)	(21)
Class 529-F-1	10,007	279	241	7		(10,405)	(293)	(157)	(7)
Class R-1	8,012	232	—	—		(13,756)	(399)	(5,744)	(167)
Class R-2	155,041	4,478	—	—		(224,117)	(6,504)	(69,076)	(2,026)
Class R-3	194,396	5,494	—	—		(228,474)	(6,466)	(34,078)	(972)
Class R-4	167,985	4,674	1,787	54		(171,407)	(4,762)	(1,635)	(34)
Class R-5	82,196	2,246	2,339	70		(91,255)	(2,512)	(6,720)	(196)
Class R-6	188,508	5,258	4,365	131		(56,380)	(1,542)	136,493	3,847
Total net increase (decrease)	$2,389,499	66,610	$52,116	1,568		$(3,922,779)	(110,166)	$(1,481,164)	(41,988)

*Includes exchanges between share classes of the fund.

†Amount less than one thousand.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $7,309,123,000 and $7,862,942,000, respectively, during the year ended September 30, 2013.

26	SMALLCAP World Fund

Financial highlights

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers	Ratio of expenses to average net assets after waivers[3]	Ratio of net income (loss) to average net assets[3]
Class A:
Year ended 9/30/2013	$39.27	$.06	$10.12	$10.18	$(.54)	$48.91	26.29%	$16,454	1.13%	1.13%	.15%
Year ended 9/30/2012	31.45	.08	7.85	7.93	(.11)	39.27	25.26	13,557	1.14	1.14	.23
Year ended 9/30/2011	35.82	.09	(3.94)	(3.85)	(.52)	31.45	(11.01)	11,926	1.09	1.09	.23
Year ended 9/30/2010	30.26	.14	5.62	5.76	(.20)	35.82	19.11	14,432	1.13	1.13	.43
Year ended 9/30/2009	28.46	.19	1.61	1.80	—	30.26	6.32	12,814	1.25	1.24	.82
Class B:
Year ended 9/30/2013	36.95	(.26)	9.56	9.30	(.19)	46.06	25.29	185	1.89	1.89	(.63)
Year ended 9/30/2012	29.72	(.20)	7.43	7.23	—	36.95	24.33	214	1.90	1.90	(.58)
Year ended 9/30/2011	33.87	(.20)	(3.71)	(3.91)	(.24)	29.72	(11.68)	266	1.86	1.86	(.55)
Year ended 9/30/2010	28.66	(.11)	5.32	5.21	—	33.87	18.18	397	1.89	1.89	(.37)
Year ended 9/30/2009	27.16	.01	1.49	1.50	—	28.66	5.52	428	2.02	2.00	.06
Class C:
Year ended 9/30/2013	36.60	(.26)	9.45	9.19	(.25)	45.54	25.26	920	1.93	1.93	(.65)
Year ended 9/30/2012	29.44	(.19)	7.35	7.16	—	36.60	24.32	779	1.93	1.93	(.56)
Year ended 9/30/2011	33.61	(.19)	(3.69)	(3.88)	(.29)	29.44	(11.70)	725	1.86	1.86	(.53)
Year ended 9/30/2010	28.44	(.10)	5.28	5.18	(.01)	33.61	18.19	865	1.88	1.88	(.32)
Year ended 9/30/2009	26.93	.03	1.48	1.51	—	28.44	5.64	738	1.94	1.92	.13
Class F-1:
Year ended 9/30/2013	38.94	.09	10.03	10.12	(.55)	48.51	26.33	868	1.07	1.07	.21
Year ended 9/30/2012	31.18	.09	7.78	7.87	(.11)	38.94	25.30	655	1.12	1.12	.25
Year ended 9/30/2011	35.53	.10	(3.92)	(3.82)	(.53)	31.18	(11.02)	583	1.08	1.08	.25
Year ended 9/30/2010	30.03	.15	5.57	5.72	(.22)	35.53	19.16	654	1.10	1.10	.46
Year ended 9/30/2009	28.21	.21	1.61	1.82	—	30.03	6.45	543	1.14	1.13	.94
Class F-2:
Year ended 9/30/2013	39.38	.21	10.12	10.33	(.68)	49.03	26.68	629.82		.82	.48
Year ended 9/30/2012	31.54	.20	7.86	8.06	(.22)	39.38	25.69	344.83		.83	.55
Year ended 9/30/2011	35.93	.20	(3.96)	(3.76)	(.63)	31.54	(10.79)	266.82		.82	.53
Year ended 9/30/2010	30.39	.25	5.63	5.88	(.34)	35.93	19.46	246.81		.81	.78
Year ended 9/30/2009	28.47	.23	1.69	1.92	—	30.39	6.78	158.87		.87	.91
Class 529-A:
Year ended 9/30/2013	39.03	.04	10.05	10.09	(.53)	48.59	26.18	884	1.19	1.19	.09
Year ended 9/30/2012	31.27	.07	7.80	7.87	(.11)	39.03	25.22	689	1.19	1.19	.19
Year ended 9/30/2011	35.63	.08	(3.92)	(3.84)	(.52)	31.27	(11.05)	541	1.14	1.14	.20
Year ended 9/30/2010	30.13	.13	5.58	5.71	(.21)	35.63	19.06	548	1.16	1.16	.41
Year ended 9/30/2009	28.32	.19	1.62	1.81	—	30.13	6.39	421	1.22	1.21	.84
Class 529-B:
Year ended 9/30/2013	37.30	(.30)	9.66	9.36	(.14)	46.52	25.17	25	1.99	1.99	(.73)
Year ended 9/30/2012	30.03	(.23)	7.50	7.27	—	37.30	24.21	30	2.01	2.01	(.68)
Year ended 9/30/2011	34.23	(.23)	(3.76)	(3.99)	(.21)	30.03	(11.78)	36	1.95	1.95	(.63)
Year ended 9/30/2010	28.98	(.13)	5.38	5.25	—	34.23	18.12	52	1.97	1.97	(.44)
Year ended 9/30/2009	27.47	.01	1.50	1.51	—	28.98	5.50	51	2.05	2.03	.02
Class 529-C:
Year ended 9/30/2013	37.20	(.29)	9.60	9.31	(.24)	46.27	25.21	273	1.98	1.98	(.70)
Year ended 9/30/2012	29.95	(.21)	7.46	7.25	—	37.20	24.21	222	2.00	2.00	(.62)
Year ended 9/30/2011	34.19	(.22)	(3.76)	(3.98)	(.26)	29.95	(11.77)	186	1.94	1.94	(.61)
Year ended 9/30/2010	28.94	(.12)	5.37	5.25	—	34.19	18.10	194	1.97	1.97	(.40)
Year ended 9/30/2009	27.43	.01	1.50	1.51	—	28.94	5.54	155	2.04	2.03	.02
Class 529-E:
Year ended 9/30/2013	38.45	(.06)	9.91	9.85	(.43)	47.87	25.90	48	1.43	1.43	(.15)
Year ended 9/30/2012	30.79	(.03)	7.70	7.67	(.01)	38.45	24.90	38	1.45	1.45	(.07)
Year ended 9/30/2011	35.11	(.03)	(3.87)	(3.90)	(.42)	30.79	(11.32)	31	1.43	1.43	(.08)
Year ended 9/30/2010	29.70	.04	5.50	5.54	(.13)	35.11	18.71	31	1.46	1.46	.11
Year ended 9/30/2009	28.00	.12	1.58	1.70	—	29.70	6.07	25	1.52	1.51	.54

See page 28 for footnotes.

SMALLCAP World Fund	27

Financial highlights (continued)

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers	Ratio of expenses to average net assets after waivers[3]	Ratio of net income (loss) to average net assets[3]
Class 529-F-1:
Year ended 9/30/2013	$39.14	$.13	$10.07	$10.20	$(.61)	$48.73	26.43%	$73.98%		.98%	.30%
Year ended 9/30/2012	31.35	.14	7.83	7.97	(.18)	39.14	25.51	53.99		.99	.39
Year ended 9/30/2011	35.72	.15	(3.94)	(3.79)	(.58)	31.35	(10.90)	43.94		.94	.40
Year ended 9/30/2010	30.20	.20	5.59	5.79	(.27)	35.72	19.31	47.95		.95	.62
Year ended 9/30/2009	28.33	.24	1.63	1.87	—	30.20	6.60	35	1.02	1.01	1.04
Class R-1:
Year ended 9/30/2013	37.40	(.23)	9.66	9.43	(.27)	46.56	25.37	42	1.84	1.84	(.57)
Year ended 9/30/2012	30.07	(.17)	7.50	7.33	—	37.40	24.38	37	1.86	1.86	(.50)
Year ended 9/30/2011	34.32	(.19)	(3.77)	(3.96)	(.29)	30.07	(11.68)	35	1.84	1.84	(.52)
Year ended 9/30/2010	29.05	(.09)	5.39	5.30	(.03)	34.32	18.25	43	1.87	1.87	(.30)
Year ended 9/30/2009	27.51	.02	1.52	1.54	—	29.05	5.60	36	1.94	1.93	.11
Class R-2:
Year ended 9/30/2013	37.39	(.23)	9.67	9.44	(.27)	46.56	25.41	736	1.83	1.83	(.55)
Year ended 9/30/2012	30.07	(.18)	7.50	7.32	—	37.39	24.34	647	1.89	1.89	(.52)
Year ended 9/30/2011	34.30	(.20)	(3.76)	(3.96)	(.27)	30.07	(11.72)	581	1.86	1.86	(.54)
Year ended 9/30/2010	29.03	(.11)	5.38	5.27	—	34.30	18.19	712	1.93	1.93	(.37)
Year ended 9/30/2009	27.55	(.02)	1.50	1.48	—	29.03	5.37	603	2.15	2.14	(.09)
Class R-3:
Year ended 9/30/2013	38.39	(.05)	9.89	9.84	(.44)	47.79	25.90	836	1.40	1.40	(.12)
Year ended 9/30/2012	30.73	(.02)	7.68	7.66	—	38.39	24.92	694	1.42	1.42	(.05)
Year ended 9/30/2011	35.03	(.03)	(3.84)	(3.87)	(.43)	30.73	(11.28)	586	1.41	1.41	(.08)
Year ended 9/30/2010	29.64	.04	5.49	5.53	(.14)	35.03	18.71	667	1.44	1.44	.13
Year ended 9/30/2009	27.94	.12	1.58	1.70	—	29.64	6.05	534	1.53	1.51	.53
Class R-4:
Year ended 9/30/2013	39.03	.09	10.04	10.13	(.57)	48.59	26.31	712	1.07	1.07	.21
Year ended 9/30/2012	31.25	.11	7.80	7.91	(.13)	39.03	25.38	550	1.08	1.08	.30
Year ended 9/30/2011	35.60	.10	(3.91)	(3.81)	(.54)	31.25	(10.98)	441	1.07	1.07	.26
Year ended 9/30/2010	30.12	.15	5.58	5.73	(.25)	35.60	19.15	486	1.09	1.09	.48
Year ended 9/30/2009	28.29	.20	1.63	1.83	—	30.12	6.47	378	1.14	1.13	.88
Class R-5:
Year ended 9/30/2013	39.71	.22	10.22	10.44	(.69)	49.46	26.72	550.77		.77	.51
Year ended 9/30/2012	31.80	.22	7.93	8.15	(.24)	39.71	25.77	384.78		.78	.60
Year ended 9/30/2011	36.21	.22	(3.99)	(3.77)	(.64)	31.80	(10.74)	314.77		.77	.56
Year ended 9/30/2010	30.60	.26	5.66	5.92	(.31)	36.21	19.50	347.78		.78	.79
Year ended 9/30/2009	28.64	.28	1.68	1.96	—	30.60	6.84	260.82		.80	1.26
Class R-6:
Year ended 9/30/2013	39.34	.25	10.12	10.37	(.71)	49.00	26.80	1,206.72		.72	.57
Year ended 9/30/2012	31.52	.24	7.84	8.08	(.26)	39.34	25.79	768.73		.73	.67
Year ended 9/30/2011	35.89	.24	(3.96)	(3.72)	(.65)	31.52	(10.68)	494.72		.72	.64
Year ended 9/30/2010	30.31	.27	5.62	5.89	(.31)	35.89	19.57	411.73		.73	.84
Period from 5/1/2009 to 9/30/2009[4]	22.33	.13	7.85	7.98	—	30.31	35.74	317.33		.33	.51

	Year ended September 30
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	37%	35%	39%	45%	56%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain waivers from CRMC. During one of the periods shown, CRMC reduced fees for investment advisory services.
[4]	Based on operations for the period shown and, accordingly, is not representative of a full year.

See Notes to Financial Statements

28	SMALLCAP World Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

SMALLCAP World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of SMALLCAP World Fund, Inc. (the “Fund”), including the investment portfolio and the summary investment portfolio, as of September 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SMALLCAP World Fund, Inc. as of September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

November 8, 2013